UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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EPOCH HOLDING CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EPOCH HOLDING CORPORATION

640 Fifth Avenue

New York, New York 10019

(212) 303-7200

October 18, 2012

Dear Stockholders:

On behalf of the Board of Directors and Management of Epoch Holding Corporation (“Epoch” or the “Company”), I cordially invite you to attend our Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Wednesday, November 28, 2012, at 11:30 a.m. Eastern Standard Time. This year’s Annual Meeting will be a completely “virtual meeting” of stockholders; that is, stockholders will be able to attend and participate at the Annual Meeting, vote electronically, and submit questions during the meeting via live audio webcast by visiting www.virtualshareholdermeeting.com/ephc2012.

The matters to be acted upon at the meeting are fully described in the attached Notice of Annual Meeting of Stockholders and the Proxy Statement. In addition, our directors and executive officers, as well as a representative from CF & Co., L.L.P., our independent auditor, will be present to respond to any questions that you may have.

The Company is pleased to continue to take advantage of the U.S. Securities and Exchange Commission rules that allow issuers to furnish proxy materials to their stockholders via the Internet. The Notice of Availability of Proxy Materials (“Notice”) contains instructions on how to access the 2012 Proxy Statement and Annual Report on Form 10-K and how to vote your shares. This electronic process expedites stockholders’ receipt of proxy materials, while reducing the environmental impact and lowering the costs of printing and distributing our proxy materials. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions included in the Notice for requesting such materials.

Only stockholders of record as of the close of business on October 4, 2012 are entitled to receive notice of, to attend, and to vote at, the Annual Meeting.

You may vote your shares by mail, by telephone, or via the Internet. Instructions for using these convenient services are enclosed. Whether or not you plan to attend the Annual Meeting, please read the Proxy Statement for detailed information on each of the proposals. It is important that your shares be represented and voted at the Annual Meeting. Your vote is important to us. Accordingly, I encourage you to vote your shares promptly.

Thank you for your continued interest and support.

Sincerely,

Allan R. Tessler

Chairman

EPOCH HOLDING CORPORATION

Annual Definitive Proxy Statement

For the 2012 Annual Meeting of Stockholders

i

EPOCH HOLDING CORPORATION

640 Fifth Avenue

New York, New York 10019

(212) 303-7200

Notice of 2012 Annual Meeting of Stockholders

NOTICE IS HEREBY GIVEN that the 2012 Annual Meeting of Stockholders of Epoch Holding Corporation will be held on Wednesday, November 28, 2012, at 11:30 a.m. Eastern Standard Time, via live audio webcast, for the following purposes:

1.	To elect the seven nominees named in this Proxy Statement to our Board of Directors for a one year term;

2.	To approve, in a nonbinding advisory vote, the compensation of the Company’s named executive officers;

3.	To approve the Company’s 2012 Long-Term Incentive Compensation Plan;

4.	To ratify the appointment of CF & Co., L.L.P. as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2013; and

5.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements of the Annual Meeting.

Only stockholders of record as of the close of business on October 4, 2012 are entitled to receive notice of, to attend, and to vote at the Annual Meeting and any adjournment or postponement thereof.

Attend the Annual Meeting via live audio webcast by visiting www.virtualshareholdermeeting.com/ephc2012. Use your 12-Digit Control Number, found on your proxy card, to access the Annual Meeting.

Whether or not you plan to attend the Annual Meeting, we encourage you to promptly vote your shares by telephone, via the Internet, or if this Proxy Statement was mailed to you, by completing, signing and dating the enclosed proxy card and returning by mail.

By Order of the Board of Directors, Adam Borak Corporate Secretary
October 18, 2012

EPOCH HOLDING CORPORATION

640 Fifth Avenue

New York, New York 10019

(212) 303-7200

PROXY STATEMENT

We are providing these proxy materials in connection with Epoch Holding Corporation’s 2012 Annual Meeting. This Proxy Statement, the accompanying proxy card and our 2012 Annual Report on Form 10-K are being mailed, or made available via the Internet as described below, to our stockholders on or about October 18, 2012. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting. Please read the Proxy Statement carefully.

The Company is furnishing proxy materials to stockholders via the Internet. If you received a Notice of Internet Availability of Proxy Materials (“Notice”) by mail, you will not receive a printed copy of the proxy materials unless you specifically request one. The Notice instructs you on how to access and review all of the important information contained in the Proxy Statement and Annual Report as well as how to submit your proxy over the Internet. Internet distribution of proxy materials is designed to expedite stockholders’ receipt of proxy materials, while reducing the environmental impact and lowering the costs of printing and distributing our proxy materials. We plan to mail the Notice to stockholders on or about October 18, 2012. We will also continue to mail a printed copy of this Proxy Statement and form of proxy to certain stockholders who have requested such, and we expect that mailing to also begin on or about October 18, 2012. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions included in the Notice for requesting such materials.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND

THE ANNUAL MEETING

Who is soliciting my vote?

The Board of Directors of Epoch Holding Corporation is soliciting your vote at the 2012 Annual Meeting of Stockholders.

What is the purpose of the Annual Meeting?

You will be voting:

•	on the election of the seven nominees named in this Proxy Statement to serve on our Board of Directors until the next Annual Meeting and until their successors are duly elected and qualified;

•	to approve, in a nonbinding advisory vote, the compensation of the Company’s named executive officers;

•	to approve the Company’s 2012 Long-Term Incentive Compensation Plan;

•	on the ratification of the appointment of CF & Co., L.L.P. as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2013; and

•	with respect to such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

What are the Board of Directors’ recommendations?

The Board of Directors recommends a vote:

•	FOR the election of each of the seven named nominees.

•	FOR the approval of the compensation of our named executive officers, as disclosed in this Proxy Statement.

•	FOR the approval of our 2012 Long-Term Incentive Compensation Plan.

•	FOR the ratification of the appointment of CF & Co., L.L.P. as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2013.

Who is entitled to vote?

Our Board of Directors has set October 4, 2012 as the record date for the Annual Meeting (the “Record Date”). Only Stockholders of Record at the close of business on October 4, 2012 will be entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, we had 23,683,835 shares of Common Stock outstanding. Shares of our Common Stock are the only securities entitled to vote at our Annual Meeting and each share of Common Stock outstanding as of the Record Date will be entitled to one vote.

How many votes do I have?

You will have one vote for each share of our Common Stock that you owned at the close of business on the Record Date, provided those shares are either held directly in your name as the stockholder of record or were held for you as the beneficial owner through a broker, bank or other nominee.

Is my vote confidential?

Our By-Laws provide that your vote is confidential and will not be disclosed, except in certain limited circumstances, such as when you request or consent to disclosure or as otherwise required by law. Only the proxy solicitor, the proxy tabulator, and the inspector of election have access to the ballots, proxy forms, and voting instructions.

What is the difference between holding shares as a stockholder of record and a beneficial owner?

Most of our stockholders hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Co., you are considered the stockholder of record with respect to those shares, and these proxy materials are being sent directly to you by us. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote at the Annual Meeting. We have enclosed a proxy card for you to use.

Beneficial Owner. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you together with a voting instruction card by your broker, bank or other nominee who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your shares and are also invited to attend the Annual Meeting.

Because a beneficial owner is not the stockholder of record, you may not vote these shares at the Annual Meeting, unless you obtain a “legal proxy” from the broker, bank or other nominee that holds your shares giving you the right to vote the shares at the Annual Meeting. You should allow yourself enough time prior to the Annual Meeting to obtain this proxy from the stockholder of record.

How can I vote my shares?

Your vote is important. You may vote by telephone, via the Internet, by mail or by attending the Annual Meeting and voting by ballot, all as described below. The Internet and telephone voting procedures are designed to authenticate stockholders by use of a control number and to allow you to confirm that your instructions have been properly recorded. If you vote by telephone or via the Internet, you do not need to return your proxy card.

Voting Methods:

•

Via Internet—Prior to the Annual Meeting, the website for Internet voting is www.proxyvote.com. As with telephone voting, you can confirm that your instructions have been properly recorded. If you vote via the Internet, you also can request electronic delivery of future proxy materials. If you vote via the Internet, please note that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, for which you will be responsible.

•

Via Telephone—You can vote by calling the toll-free telephone number on your proxy card. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded.

•

Via Mail—If you choose to vote by mail, simply mark your proxy card, date and sign it, and return it in the postage-paid envelope provided. If the envelope is missing, please mail your completed proxy card to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717.

•

At the Annual Meeting—Stockholders of record can vote at the Annual Meeting via live audio webcast by visiting www.virtualshareholdermeeting.com/ephc2012. However, if your shares are held in the name of a bank, broker or other nominee, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the Annual Meeting. You should allow yourself enough time prior to the Annual Meeting to obtain this proxy from the holder of record. The shares represented by the proxy cards received, properly marked, dated, signed and not revoked, will be voted at the Annual Meeting.

Can I change or revoke my vote after I return my proxy card?

Yes. Even if you sign the proxy card or voting instruction card in the form accompanying this Proxy Statement, vote by telephone or vote via the Internet, you retain the power to revoke your proxy or change your vote. You can revoke your proxy or change your vote at any time before it is exercised by giving written notice to our Corporate Secretary at Epoch Holding Corporation, 640 Fifth Avenue, 18th Floor, New York, New York 10019, Attn: Corporate Secretary, specifying such revocation. You may also change your vote by timely delivery of a valid, later-dated proxy or a later-dated vote by telephone or via the Internet, or by voting electronically at the Annual Meeting during the live audio webcast.

What does it mean if I receive more than one proxy or voting instruction card?

It generally means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

Who can attend the Annual Meeting?

All stockholders as of the Record Date, or their duly appointed proxies, may attend.

What information do I need to attend the Annual Meeting?

The Company will host the Annual Meeting via live audio webcast. A summary of the information you need to attend the Annual Meeting online is provided below:

•	Any stockholder can attend the Annual Meeting live via the Internet at www.virtualshareholdermeeting.com/ephc2012.

•	Webcast will start at 11:30 a.m. (Eastern Standard Time), but access to the Annual Meeting will be available 15 minutes prior to such time and we encourage you to log in during that period.

•	Stockholders may vote and submit questions while attending the Annual Meeting on the Internet.

•	Please have available your 12-Digit Control Number, found on your proxy card, to enter the Annual Meeting.

•	Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/ephc2012.

•	Webcast replay of the Annual Meeting will be available until December 15, 2012 at www.virtualshareholdermeeting.com/ephc2012.

How many votes can be cast by all stockholders?

Each share of our Common Stock is entitled to one vote. There is no cumulative voting whereby votes may be concentrated for a single candidate. We had 23,683,835 shares of Common Stock outstanding and entitled to vote on the Record Date.

How many shares must be present to hold the Annual Meeting?

A majority of our outstanding shares of Common Stock as of the Record Date must be present at the Annual Meeting in order to hold the Annual Meeting and transact business. This is called a “quorum.” Shares are counted as present at the Annual Meeting if you are present and vote via the live audio webcast, or a proxy has been properly voted by you or on your behalf. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum.

Who counts the votes cast at the Annual Meeting?

All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions and broker non-votes will be counted as present in determining whether the quorum requirement is satisfied. Broker non-votes are not counted for any purpose in determining whether a matter has been approved. A broker non-vote occurs when a bank or broker holding shares of a beneficial stockholder does not vote on a particular proposal because it has not received instructions from the beneficial stockholder and the bank or broker does not have discretionary voting power for that particular item.

How many votes are required to approve the proposals?

•

Proposal 1: Delaware law and our By-Laws require that each of the seven nominees for director be elected by a plurality of the votes cast. This means that the seven individuals nominated for election to the Board of Directors who receive the most “FOR” votes (among votes properly cast at the Annual Meeting or by proxy) will be elected; nominees do not need to receive a majority to be elected. As the election of directors is a non-routine matter under applicable rules, your bank, broker or other nominee cannot vote without instructions from you. Therefore, although there may be broker non-votes on this proposal, only “FOR” votes are counted in determining whether a plurality has been cast in favor of a director. Broker non-votes and “WITHHOLD” votes will not affect the outcome on the election of directors.

•

Proposal 2: The nonbinding advisory vote on Epoch’s executive compensation requires the affirmative “FOR” vote of a majority of the votes (among votes properly cast at the Annual Meeting or by proxy). While our Board of Directors intends to carefully consider the stockholder vote resulting from the proposal, the vote is not binding on us and is advisory in nature. As the advisory vote on Epoch’s executive compensation is a non-routine matter under applicable rules, your bank, broker or other nominee cannot vote without instructions from you. Broker non-votes and abstentions will have no effect on the outcome of this proposal.

•

Proposal 3: The vote on our 2012 Long-Term Incentive Compensation Plan requires the affirmative “FOR” vote of a majority of the votes (among votes properly cast at the Annual Meeting or by proxy). As the vote for the compensation plan is a non-routine matter under applicable rules, your bank, broker or other nominee cannot vote without instructions from you. Broker non-votes and abstentions will have no effect on the outcome of this proposal.

•

Proposal 4: Although not required to be submitted for stockholder approval, the Board has conditioned its appointment of its independent registered public accounting firm upon receiving the affirmative vote of a majority of the shares voted (among votes properly cast at the Annual Meeting or by proxy). In the event the stockholders do not approve the selection of CF & Co., L.L.P., the appointment of independent registered public accounting firm will be reconsidered by the Board.

What if I don’t vote for some of the items listed on my proxy card or voting instruction card?

If you return your signed proxy card or voting instruction card in the enclosed envelope but do not mark selections, it will be voted in accordance with the recommendations of the Board of Directors. If you indicate a choice with respect to any matter to be acted upon on your proxy card or voting instruction card, the shares will be voted in accordance with your instructions.

If you are a beneficial owner and hold your shares in street name through a broker and do not return the voting instruction card, the broker or other nominee will determine if it has the discretionary authority to vote on the particular matter. Under applicable rules, brokers have the discretion to vote on routine matters, such as the ratification of the appointment of CF & Co., L.L.P. as the Company’s independent registered public accounting firm. The election of directors, the proposal on executive officer compensation, and the proposal on the compensation plan are not considered routine, and brokers, banks and other nominees cannot vote on those proposals without your instructions. Therefore, it is important that you cast your vote or instruct your broker, bank or nominee on how you wish to vote your shares.

Who pays for the proxy solicitation and how will Epoch solicit votes?

The Company will bear the expense of printing and mailing proxy materials. In addition to this solicitation of proxies by mail, our directors, officers and other employees may solicit proxies by personal interview, telephone, facsimile or email. They will not be paid any additional compensation for such solicitation. We will request brokers and nominees who hold shares of our Common Stock in their names to furnish proxy material to beneficial owners of the shares. We will reimburse such brokers and nominees for their reasonable expenses incurred in forwarding solicitation materials to such beneficial owners.

How can I access the proxy materials and Annual Report electronically?

Prior to the Annual Meeting, stockholders will be able to vote and access these documents, at www.proxyvote.com. At the Annual Meeting, stockholders will be able to attend, vote, access these documents and submit questions by visiting www.virtualshareholdermeeting.com/ephc2012.

The Company also maintains a website which contains current information on operations and other corporate governance matters. The website address is www.eipny.com. Through the “Investor Relations” section of our website, we make available, free of charge, our Annual Report on Form 10-K and our Proxy, as well as Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and any amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as soon as reasonably practicable after we electronically file such material with, or furnish it to, the U.S. Securities and Exchange Commission (the “SEC”).

Where can I find the voting results of the Annual Meeting?

We will publish the voting results of the Annual Meeting in a Current Report on Form 8-K within four business days after the Annual Meeting.

Is a list of stockholders available?

The names of stockholders of record entitled to vote at the Annual Meeting will be available to stockholders entitled to vote at this Meeting for ten days prior to the Meeting for any purpose relevant to the Meeting. This list can be viewed between the hours of 9:00 a.m. and 5:00 p.m. at our principal executive offices at 640 Fifth Avenue, 18th Floor, New York, New York 10019. Please contact our Corporate Secretary to make arrangements.

What if I have questions about lost stock certificates or I need to change my mailing address?

To get more information about these matters, stockholders of record may call Continental Stock Transfer & Trust Co. at (212) 509-4000 or write to Continental Stock Transfer & Trust Co., 17 Battery Place, 8th Floor, New York, New York 10004:

For lost stock certificates—Attention: Lost Securities Department

For mailing address changes—Attention: FISO Department

PROPOSAL 1—ELECTION OF DIRECTORS

Our Board of Directors currently has seven directors, each elected to the Board at our last Annual Meeting. Directors serve for a one-year term and until his or her successor has been elected and qualified or until the director’s resignation or removal. Our present Board of Directors consists of the following individuals:

Name	Position with the Company	Audit Committee	Compensation Committee	Nominating/ Corporate Governance Committee
Allan R. Tessler	Chairman of the Board		X	X

William W. Priest	Chief Executive Officer, Director

Enrique R. Arzac	Director	X*

Jeffrey L. Berenson	Director	X	X*	X

John L. Cecil	Director

Peter A. Flaherty	Director	X	X	X*

Timothy T. Taussig	President and Chief Operating Officer, Director

X = Member

* = Committee Chairman

Nominees for Director

The Board, upon the recommendation of the Nominating/Corporate Governance Committee, has nominated Messrs. Tessler, Priest, Arzac, Berenson, Cecil, Flaherty and Taussig for election as directors for the Company for a term ending at the 2013 Annual Meeting. Each nominee presently serves as a director. Each nominee has consented to being named in this Proxy Statement and indicated to the Company that he would serve if elected.

At our Annual Meeting, directors are to be elected, each to hold office (subject to our By-Laws) until the next Annual Meeting of Stockholders and until a respective successor has been elected and qualified. If any nominee should become unavailable for any reason, which we do not anticipate, the proxies will be voted for any substitute nominee or nominees who may be selected by our Nominating/Corporate Governance Committee prior to, or at, the Annual Meeting, or, if no substitute is selected, for a motion to reduce the membership of our Board to the number of nominees available. The information concerning the nominees and their security holdings has been furnished to us by them.

ALLAN R. TESSLER	Director since 2004	Age: 76

Chairman. Mr. Tessler has served as Chairman of the Board since Epoch’s inception in June 2004. He has been the Chairman and Chief Executive Officer of International Financial Group, Inc., an international merchant banking firm, since 1987. Mr. Tessler was the Chief Executive Officer and Chairman of the Board of J Net Enterprises from 2000 to 2004. He was Co-Chairman and Co-Chief Executive Officer of Interactive Data Corporation (formerly Data Broadcasting Corporation), a securities market data supplier, from June 1992 through February 2000. Mr. Tessler was co-founder and Chairman of the Board of Enhance Financial Services, Inc., a public insurance holding company, from 1986 through 2001, and was Chairman of the Board of Great Dane Holdings Inc., a private diversified holding company, from 1987 through December 1996. He presently is a director of Limited Brands, Inc. (since 1987), Steel Partners Holding GP, Inc. (since 2010), and TD Ameritrade Holding Corporation (since 2006). Mr. Tessler serves as Chairman of the Board of both Teton Financial Services (since 2012) and Rocky Mountain Bank (since 2012). He serves as Chairman of the Board of Trustees of the Hudson Institute and is a member of the Board of Governors of the Boys & Girls Clubs of America. Mr. Tessler received his undergraduate degree from Cornell University and L.L.B. from Cornell University Law School.

Mr. Tessler’s qualifications to serve on our Board include: extensive business and executive management experience; financial and legal expertise; experience in corporate oversight as a member of several boards of directors and committees; and involvement in various public policy issues.

WILLIAM W. PRIEST	Director since 2004	Age: 71

Chief Executive Officer. Mr. Priest has been our Chief Executive Officer and a member of our Board of Directors since Epoch’s inception in June 2004. He currently also serves as Co-Chief Investment Officer and Portfolio Manager of our Company. From 2001 to 2004, Mr. Priest was Co-Managing Partner and Portfolio Manager at Steinberg Priest & Sloane Capital Management, LLC. Prior to joining Steinberg Priest, he was a Member of the Global Executive Committee of Credit Suisse Asset Management, Chairman and CEO of Credit Suisse Asset Management-Americas and CEO and Portfolio Manager of its predecessor firm BEA Associates, which he joined in 1972. Mr. Priest is presently a director of Globe Wireless and InfraReDx, and a Member of the Council on Foreign Relations. He is the author of several published articles and papers on investing and finance, including the most recently published book in 2007, Free Cash Flow and Shareholder Yield: New Priorities for the Global Investor. Mr. Priest is a CFA Charterholder, a former CPA, and a graduate of Duke University and the University of Pennsylvania Wharton Graduate School of Business.

Mr. Priest’s qualifications to serve on our Board include: knowledge and leadership of our Company and extensive experience in the investment management industry; extensive experience related to portfolio management, investment performance, and evaluation of investment products; extensive knowledge of economics and finance; accounting and security analyst credentials; experience related to corporate governance; and general executive management experience.

ENRIQUE R. ARZAC	Director since 2006	Age: 71

Dr. Arzac was appointed to our Board in August 2006. Dr. Arzac is a Senior Professor of Finance and Economics at the Columbia University Graduate School of Business. He is presently a director of The Adams Express Company (since 1983), Petroleum & Resources Corporation (since 1986), Credit Suisse Funds (since 1990), Aberdeen closed-end funds (since 2009), and Mirae Asset Discovery Funds (since 2010). He is the author of the book, Valuation for Mergers, Buyouts and Restructuring, and has published many articles in finance and economic journals. Dr. Arzac has served as a financial consultant to the United Nations Conference on Trade Development, the State of New Jersey and several U.S. and foreign corporations and financial institutions. Prior to joining Columbia in 1971, Dr. Arzac taught at the University of Buenos Aires. He holds a CPN from the University of Buenos Aires and an M.B.A., M.A., and Ph.D. from Columbia University.

Dr. Arzac’s qualifications to serve on our Board include: expertise in the fields of economics and finance; extensive research and practical experience in financial markets, corporate valuation and transaction structures; extensive international and academic experience; and extensive mutual fund and investment advisor oversight background. Our Board has determined that Dr. Arzac qualifies as an “audit committee financial expert” under the SEC’s rules and regulations.

JEFFREY L. BERENSON	Director since 2004	Age: 62

Mr. Berenson was appointed to our Board in June 2004. Mr. Berenson is the Chief Executive Officer of Berenson & Company, Inc., a privately owned, independent investment banking firm headquartered in New York City that he co-founded in 1990. From 1978 until founding Berenson & Company, Mr. Berenson was employed by Merrill Lynch & Company, and served at various times as head of Merrill Lynch’s Mergers and Acquisitions Group and co-head of its Merchant Banking unit. Mr. Berenson is presently a director of Noble Energy, Inc. Mr. Berenson graduated with a B.A. from Princeton University.

Mr. Berenson’s qualifications to serve on our Board include: a strong financial and executive management background; experience with various investment products; extensive experience in investment banking, private equity, and capital management; and experience in corporate oversight as a member of other boards of directors and committees. Our Board has determined that Mr. Berenson qualifies as an “audit committee financial expert” under the SEC’s rules and regulations.

JOHN L. CECIL	Director since 2009	Age: 58

Mr. Cecil was appointed to our Board in December 2009. Mr. Cecil is a private investor, and since 2005 has served as an advisor to a number of financial services institutions, including Lehman Brothers, the New York Stock Exchange, and Neuberger Berman. From 2001 to 2004, Mr. Cecil served as Chairman of CP Kelco, a privately-held specialty chemicals company. Prior to CP Kelco, Mr. Cecil was the Chief Financial and Administrative Officer of Lehman Brothers Holdings Inc. from 1994 until 2000 and was also a member of their operating and executive committees. Prior to that, Mr. Cecil was a Director in the New York City office of McKinsey & Company, Inc. Mr. Cecil joined McKinsey in 1980, was elected partner in 1986, and was a Director from 1991 through 1993. Mr. Cecil graduated with honors from Princeton University in 1976 with an A.B. in public and international affairs from the Woodrow Wilson School. He graduated from Harvard Law School with a J.D. Magna Cum Laude in 1980 and, the same year, received his M.B.A. from Harvard Business School, graduating as a Baker Scholar. Mr. Cecil is a Senior Vice Chairman of the Board of Directors of Graham-Windham Agency and is also on the Board of Directors of The Graham School (a New York Special Act Public School). He is a member of the Advisory Council of the Bendheim Center for Finance at Princeton University. Mr. Cecil also serves on the Wildlife Conservation Society’s Global Conservation Council.

Mr. Cecil’s qualifications to serve on our Board include: extensive experience with investment management and financial services institutions; academic background in finance and law; experience in corporate oversight as a member of several boards of directors and committees; and general executive management experience.

PETER A. FLAHERTY	Director since 2004	Age: 68

Mr. Flaherty was appointed to our Board in July 2004. Mr. Flaherty has been Managing Director of Arcon Partners, LLC, a private investment firm since 2005, and is currently a Director Emeritus of McKinsey & Company, Inc., which he joined in 1975. At McKinsey, Mr. Flaherty worked predominantly with financial services institutions, as well as media and information companies. Mr. Flaherty is active in private investments and for many years served on, and led, McKinsey’s Investment Advisory Committee, which is responsible for pension and discretionary partner investments, with a particular focus on alternative investments. He serves on the Boards of The Rockefeller University, The Foreign Policy Association, The Kenyon Review, the New York City Leadership Academy, Educators for Excellence, and TechnoServe. He serves as Chairman of the Advisory Council of the Johns Hopkins School of Advanced International Studies and is a member of the Council on Foreign Relations. Mr. Flaherty is a graduate of Stanford University, the Johns Hopkins School of Advanced International Studies and the Harvard Business School.

Mr. Flaherty’s qualifications to serve on our Board include: extensive experiences with investment products and financial services institutions; academic background in finance and international studies; experience in corporate oversight as a member of several boards of directors and committees; general executive management experience; and involvement in various public policy issues. Our Board has determined that Mr. Flaherty qualifies as an “audit committee financial expert” under the SEC’s rules and regulations.

TIMOTHY T. TAUSSIG	Director since 2009	Age: 55

President and Chief Operating Officer. Mr. Taussig was appointed to our Board in December 2009. Mr. Taussig has been our President and Chief Operating Officer since Epoch’s inception in June 2004. From 2003 to 2004, Mr. Taussig was Chief Operating Officer of Trident Investment Management, LLC, (“Trident”) a global hedge fund and a sub-advisor to a mutual fund for non-U.S. equity mandates. At Trident he was responsible for the firm’s business, operations, and marketing requirements. Prior to his employment with Trident, Mr. Taussig was a Managing Director and Co-Head of Global Marketing for Credit Suisse Asset Management-Americas and its predecessor firm, BEA Associates, which he joined in 1985. His responsibilities included marketing, client service and e-commerce strategies across all distribution channels. Mr. Taussig holds a B.A. from Dartmouth College.

Mr. Taussig’s qualifications to serve on our Board include: knowledge and management of our Company; extensive experience related to investment management, investment performance, and evaluation of investment products; experience related to domestic and international distribution channels, marketing and client relations; experience related to operations and technology; experience related to corporate governance; and general executive management experience.

Our Nominating/Corporate Governance Committee has evaluated each individual in the context of our Board as a whole, with the objective of recommending a group of directors that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment, using its diversity of experience.

The individuals set forth above will be placed in nomination for election to our Board. The Board recommends a vote “FOR” the election of each of the above nominees.

CORPORATE GOVERNANCE

Board of Directors

The primary functions of our Board of Directors are to:

•	provide oversight, counseling and direction to our management in the interest and for the benefit of our stockholders;

•	monitor senior management’s performance;

•	actively oversee risks that could affect our Company; and

•	oversee and promote the exercise of responsible corporate governance.

Board Member Independence

Our Board has determined that, other than Messrs. Priest and Taussig, each of the nominees for director is “independent” under the applicable NASDAQ Stock Market (“NASDAQ”) and U.S. Securities and Exchange Commission (“SEC”) rules.

Board Leadership Structure

Since Epoch’s inception, the roles of Chairman of the Board and Chief Executive Officer have been held separately. Mr. Tessler, the Chairman of Epoch’s Board of Directors, is an independent director. Mr. Priest serves as the Company’s Chief Executive Officer. While the participation of the Chief Executive Officer on our Board helps foster, among other things, an appropriate level of continuity and fluid communication between the Board and management, we have chosen an independent director as Chairman in order to ensure that the Board maintains an independent thought process that is designed to benefit stockholders.

The Chairman of the Board, among other things, establishes the agenda for, and presides at, meetings of the Board. The Chairman also serves as the primary liaison between the independent directors and the Chief Executive Officer, and makes himself available for consultation and director communication.

During fiscal year 2012, the independent directors held executive sessions at each of the Board meetings without the Chief Executive Officer or any other member of management present. Mr. Tessler presided at each of these sessions.

Our Board believes its current leadership structure is appropriate because it effectively allocates authority, responsibility, and oversight between management and the independent members of our Board. It does this by giving primary responsibility for the operational leadership and strategic direction of the Company to our Chief Executive Officer, while enabling the Chairman to facilitate our Board’s independent oversight of management, promote communication between management and our Board, and support our Board’s consideration of key governance matters. The Board believes that its programs for overseeing risk, as described under “Board Role in Risk Oversight” which follows, would be effective under a variety of leadership frameworks and therefore do not materially affect its choice of structure.

Communications with our Board of Directors

Our Board provides a process for stockholders and interested parties to send communications to the Board. Stockholders and interested parties may communicate with our Board, any committee chairperson or our non-employee directors as a group by writing to the Board or committee chairperson in care of Epoch Holding Corporation, Attention: Adam Borak, Corporate Secretary, 640 Fifth Avenue, 18th Floor, New York, New York 10019. Each communication will be forwarded, depending on the subject matter, to the Board, the appropriate committee chairperson or all non-employee directors.

Committees of the Board and Meetings

The Board of Directors held seven meetings during the fiscal year ended June 30, 2012. Each incumbent director attended at least 75 percent of the aggregate of the meetings of the Board and the standing committees of which the director was a member. All of the directors were present at the Company’s 2011 Annual Meeting of Stockholders.

Our Board has an Audit Committee, a Compensation Committee and a Nominating/Corporate Governance Committee. The Board has determined that all members of the Audit, Compensation and Nominating/Corporate Governance Committees are “independent directors” under the applicable NASDAQ and SEC rules.

The Audit Committee, which presently consists of Messrs. Arzac, Berenson and Flaherty, held four meetings during fiscal year 2012. In the event a member was unable to participate in any given meeting, the Chairman of the Audit Committee briefed, in full, such absentee member as to the discussion at such meeting. Mr. Cecil served as a member and Chairman of the Audit Committee until April 2012 at which time he began providing consulting services to the Company. Thereafter, Mr. Berenson replaced Mr. Cecil on the Audit Committee and Dr. Arzac was appointed Chairman. Our Board has determined that Messrs. Arzac, Berenson and Flaherty each qualify as an “audit committee financial expert” under the applicable SEC rules and regulations. Each of our Audit Committee members is financially sophisticated, has accounting or related financial management expertise, and is able to read and understand our financial statements. The Audit Committee assesses the adequacy of the structure of our financial organization and the proper implementation of our financial reporting and accounting policies. Our Audit Committee’s responsibilities include, among other items, reviewing the audit plans and audit findings of our independent registered public accounting firm; reviewing the results of regulatory examinations; reviewing and discussing matters that may have a material impact on our financial statements; reviewing our financial statements, including significant accounting policies and changes in accounting policies, with our senior management and independent registered public accounting firm; reviewing our financial risk and control procedures, compliance programs and significant tax, legal and regulatory matters; overseeing the implementation and monitoring of our Whistleblower Policy; reviewing and approving any related party transactions; and appointing annually our independent registered public accountants, and evaluating their qualifications, independence and performance.

The Compensation Committee, which presently consists of Messrs. Berenson, Flaherty and Tessler, held two meetings during fiscal year 2012. Mr. Berenson serves as Chairman of the Compensation Committee. The Compensation Committee consists entirely of “independent directors” as defined under applicable NASDAQ and SEC rules, and “outside directors” as defined under Section 162(m) of the Internal Revenue Code. Our Compensation Committee’s responsibilities include, among other items, reviewing and approving the compensation of our executive officers; overseeing and administering, and making recommendations to our Board with respect to, our cash and equity incentive plans; and reviewing and making recommendations to the Board with respect to director compensation.

Our Nominating/Corporate Governance Committee, which presently consists of Messrs. Flaherty, Berenson and Tessler, held one meeting during the fiscal year 2012. Mr. Flaherty serves as Chairman of the Nominating/Corporate Governance Committee. Our Nominating and Corporate Governance Committee’s responsibilities include, among other items, making recommendations to the Board regarding the selection of director candidates, qualification and competency requirements for service on the Board and the suitability of proposed nominees as directors; advising the Board with respect to the corporate governance principles applicable to us; and overseeing the evaluation of the Board and management.

In evaluating the suitability of individuals for Board membership, our Nominating/Corporate Governance Committee takes into account many factors, including whether the individual meets requirements for independence; the individual’s general understanding of the various disciplines relevant to the success of a publicly-traded company; the individual’s understanding of our businesses and markets; the individual’s professional expertise and educational background; and other factors that promote diversity of views and experience. Our Nominating/Corporate Governance Committee evaluates each individual in the context of our Board as a whole, with the objective of recommending a group of directors that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment, using its diversity of experience. In determining whether to recommend a director for re-election, our Nominating/Corporate Governance Committee considers a director’s past attendance at meetings and participation in, and contributions to, the activities of the Board. Our Nominating/Corporate Governance Committee has not established any specific minimum qualification standards for nominees to our Board, although from time to time our Board may identify certain skills or attributes (e.g., financial experience and investment advisory and sub-advisory management experience) as being particularly desirable to help meet specific Company needs that have arisen. Our Nominating/Corporate Governance Committee does not distinguish between nominees recommended by stockholders and other nominees.

Nominees must be approved for nomination in accordance with the criteria and procedures set forth by the Nominating/Corporate Governance Committee.

In identifying potential candidates for Board membership, the Nominating/Corporate Governance Committee relies on suggestions and recommendations from Board members, management and others. The Nominating/Corporate Governance Committee may also retain search firms to assist it in identifying potential candidates for director, gathering information about the background and experience of such candidates and acting as an intermediary with such candidates. Currently, no such firms have been retained.

Our Nominating/Corporate Governance Committee will consider timely written suggestions from our Stockholders. Stockholders wishing to suggest a candidate for director nomination for the 2013 Annual Meeting of Stockholders should follow the proposal process requirements as set forth in the “Submission of Stockholder Proposals” section of this Proxy. The manner in which director nominee candidates suggested in accordance with this policy are evaluated will not differ from the manner in which candidates recommended by other sources are evaluated.

Board Role in Risk Oversight

Management is responsible for the day-to-day assessment and management of risk and the development and implementation of related mitigation procedures and processes. In exercising this responsibility, management regularly conducts risk assessments of our business and operations, including portfolio risk management.

Our Board is responsible for overseeing the effectiveness of management’s overall risk management programs and processes and focuses on our overall risk management strategies. In addition, our Board has delegated to its committees specific risk oversight responsibilities as summarized below. The chairs of the committees report regularly to the Board on the areas of risk they are responsible for overseeing. Further, each of our directors has full and free access to members of the Company’s management and may consult with the Company’s management committees at any time. The Board and its committees oversee risks associated with their respective principal areas of focus, summarized as follows:

•

The Board as a whole has primary responsibility for overseeing strategic, financial and execution risks associated with the Company’s operations and operating environment, including: (i) significant changes in economic and market conditions worldwide that may pose significant risk to our overall business; (ii) major legal, regulatory and compliance matters that may present material risk to the Company’s operations, plans, prospects or competitive position; (iii) strategic and competitive developments; and (iv) senior management succession planning. The Board reviews information concerning these and other relevant matters that is provided by management, as well as each of the committees of the Board.

•

The Audit Committee has primary responsibility for addressing risks relating to financial matters, particularly financial reporting, accounting practices and policies, disclosure controls and procedures, internal control over financial reporting, and significant tax, legal and regulatory compliance matters.

•

The Compensation Committee has primary responsibility for risks and exposures associated with the Company’s compensation policies, plans and practices, regarding both executive compensation and the compensation structure generally, including whether it provides appropriate incentives and alignment of interests between our executives and our stockholders.

•	The Nominating/Corporate Governance Committee oversees risks associated with the independence of the Board and potential conflicts of interest.

Corporate Governance

We monitor regulatory developments and review our policies, processes and procedures in the area of corporate governance to respond to such developments. As part of those efforts, we review laws affecting corporate governance, as well as rules adopted by the SEC and NASDAQ. Additional corporate governance information, including copies of our Audit Committee Charter, Compensation Committee Charter and Nominating/Corporate Governance Committee Charter, can be found through the “Investor Relations” section of our website at www.eipny.com.

Code of Ethics and Business Conduct

The Board has adopted a Code of Ethics and Business Conduct (“Code of Ethics”) that applies to all of our employees, officers and directors. Our Code of Ethics constitutes our “code of ethics” within the meaning of Section 406 of the Sarbanes-Oxley Act and the “code of conduct” under the NASDAQ Marketplace Rules. A copy of the Code of Ethics is available through the “Investor Relations” section of the Company’s website, www.eipny.com. We intend to post amendments to, or waivers from, the Code of Ethics at this location on our website. In addition, we will provide a copy of our Code of Ethics and Business Conduct, free of charge, to any stockholder who calls or submits a request in writing to:

Epoch Holding Corporation

640 Fifth Avenue, 18th Floor

New York, New York 10019

Attention: Adam Borak, Corporate Secretary

(212) 303-7200

Our employees and directors are required to report any conduct that they believe could in any way be construed as a fraudulent or illegal act or otherwise in violation of the Code of Ethics. The Audit Committee has established procedures to receive, retain and address complaints regarding accounting, internal accounting controls or auditing matters and to allow for the confidential and anonymous submission by employees of related concerns.

Director Compensation

The Board believes that a substantial portion of director compensation should be in the form of equity to help align directors’ interests with the interests of stockholders. The Compensation Committee annually reviews and recommends to our Board of Directors the compensation of our non-employee directors. For fiscal year 2012, directors who were not salaried employees of our Company received annual fees equal to $80,000, with a minimum of $60,000 payable in Common Stock, at the discretion of the director. Awards were granted at the beginning of the fiscal year, based on the volume weighted average price of our Common Stock for the five business days ended June 30, 2011, and vest on the one year anniversary of the grant date. Directors who receive compensation as officers or employees of the Company receive no additional compensation for their services on the Board. All directors of the Company are reimbursed for travel and related expenses incurred in attending meetings of the Board, committees and stockholders.

Director Compensation Table

The following table provides information about the compensation earned by our non-employee directors in fiscal year 2012.

Name	Fees Earned or Paid in Cash ($)		Stock Awards ($)(2)	All Other Compensation ($)		Total ($)
Enrique R. Arzac	—		81,117	—		81,117
Jeffrey L. Berenson	20,000	(1)	60,837	—		80,837
John L. Cecil	—		81,117	100,000	(3)	181,117
Peter A. Flaherty	—		81,117	—		81,117
Allan R. Tessler	20,000	(1)	60,837	—		80,837

(1)	Messrs. Berenson and Tessler elected $20,000 in cash and $60,000 in stock. All of the other non-employee directors elected stock.

(2)

All shares of restricted stock were awarded pursuant to the 2004 Omnibus Long-Term Incentive Compensation Plan. Represents the fair value of restricted stock awards granted during fiscal year 2012 as measured by the Company’s stock price on the date of grant, calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification (“FASB ASC”) Topic 718, Compensation—Stock Compensation. The grant date fair value was calculated by multiplying the number of shares granted by the closing price of the Company’s common shares on the date of grant. Restricted stock awards granted to our non-employee directors vest on the one year anniversary of the grant date.

(3)

In April 2012, the Company entered into a consulting agreement with Mr. Cecil. Mr. Cecil is providing assistance with the Company’s strategic planning initiatives, in conjunction with his services as a Board member. The Company incurred $100,000 of expense for these consulting services during the fiscal year ended June 30, 2012.

As of June 30, 2012, our non-employee directors held the following unvested restricted shares:

Name	Unvested Restricted Shares (#)(1)
Enrique R. Arzac	4,552
Jeffrey L. Berenson	3,414	(2)
John L. Cecil	4,552
Peter A. Flaherty	4,552
Allan R. Tessler	3,414	(2)

(1)	The awards of July 1, 2011 vested on July 1, 2012, one year from the date of grant. All awards are subject to continued service as a director through the vesting date.

(2)	For fiscal year 2012, Messrs. Berenson and Tessler elected to receive a portion of the director compensation as cash.

For fiscal year 2013, directors who are not salaried employees of our Company will receive annual fees equal to $80,000, with a minimum of $60,000 payable in Common Stock, at the discretion of the director, based on the volume weighted average price of our Common Stock for the five business days ended June 30, 2012.

EXECUTIVE OFFICERS OF THE COMPANY

Biographies of the current executive officers of the Company are set forth below, excluding Messrs. Priest’s and Taussig’s biographies, which are included in the “Election of Directors” section of this Proxy Statement. Each executive officer serves at the discretion of the Board of Directors. There are no family relationships among the directors, executive officers and other key employees of Epoch.

ADAM BORAK	Age: 45

Chief Financial Officer. Mr. Borak joined our Company in August 2005 as Chief Financial Officer. Mr. Borak was previously a Director of Finance at Credit Suisse Asset Management-Americas, and its predecessor firm BEA Associates. During his seven year tenure, he was responsible for the corporate finance function of the firm’s New York office. Prior to that, Mr. Borak was the Chief Financial Officer of Lehman Brothers Canada, Inc. and also worked for Lehman Brothers in New York. Mr. Borak is a CPA, and began his career with PriceWaterhouse. Mr. Borak received a B.S. in Economics from the Wharton School of the University of Pennsylvania.

DAVID N. PEARL	Age: 53

Executive Vice President. Mr. Pearl was named as an Executive Vice President of the Company in February 2006. Mr. Pearl has been a Managing Director and Head of U.S. Equities since June 2004, and Co-Chief Investment Officer since February 2009. From 2001 until June 2004, Mr. Pearl was a Managing Director and Portfolio Manager at Steinberg Priest & Sloane Capital Management, LLC where he was responsible for both institutional and private client assets. Prior to that, he held a similar portfolio management position at ING Furman Selz Asset Management and earlier was a Senior Portfolio Manager at Citibank Global Asset Management. Prior to Citibank, Mr. Pearl was an officer and Senior Analyst at BEA Associates, predecessor to Credit Suisse Asset Management-Americas. Mr. Pearl received an MBA from Stanford University Graduate School of Business and a B.S. in Mechanical Engineering from the University of Pennsylvania.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

The Compensation Committee (the “Committee”) consists entirely of “independent directors” as defined under applicable NASDAQ and SEC rules, and “outside directors” as defined under Section 162(m) of the Internal Revenue Code (“Section 162(m)”). The Committee authorizes and determines all salaries for our officers, administers our incentive compensation plan in accordance with the powers and authority granted in such plan, determines any incentive awards to be made to our officers, approves the performance-based compensation of individuals pursuant to Section 162(m), and administers other matters relating to compensation or benefits.

Additionally, the Compensation Committee engages an independent compensation consultant, Johnson Associates, Inc. (“Johnson Associates”) to advise on marketplace trends in executive compensation, management proposals for compensation programs, and executive officer compensation decisions. Johnson Associates also provides guidance on compensation for the next levels of senior management and equity compensation programs generally. To maintain the independence of their advice, Johnson Associates does not provide any other services to the Company.

The Committee annually reviews and approves our executive compensation strategy and principles to ascertain whether they are aligned with our business strategy and objectives, stockholder interests, desired behaviors and corporate culture. The Committee establishes the total compensation paid to the executive officers with the goal of being fair, reasonable and competitive. Generally, the types of compensation and benefits provided to executive officers are similar to those provided to other employees.

Throughout this Proxy Statement, the individuals who served as our Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, and Executive Vice President during fiscal year 2012 are referred to as the “named executive officers.”

Compensation Philosophy and Objectives

The Committee acknowledges that the investment management and financial services industry is highly competitive and that experienced professionals have potential career mobility. The Company competes for executive talent with a large number of investment management and financial services companies, some of which are privately owned and others that have significantly larger market capitalizations than the Company. We are a smaller company in a highly competitive industry and our ability to attract, retain and reward our named executive officers and other key employees is essential to maintaining the Company’s competitive position. The Company’s comparatively smaller size within its industry provides unique challenges, and therefore, is a substantial factor in the design of the executive compensation program. The Committee’s goal is to maintain a compensation program that is competitive within the Company’s industry. Each year, the Committee reviews the executive compensation program with respect to the external competitiveness of the program, the linkage between executive compensation and the creation of stockholder value, and determines what changes, if any, are appropriate.

In determining the form and amount of compensation payable to the Company’s named executive officers, the Committee is guided by the following objectives and principles:

•

Compensation levels should be sufficiently competitive to attract and retain key executives. The Company aims to ensure its executive compensation program attracts, motivates and retains high performance talent and rewards them for the Company’s achieving and maintaining a competitive position in its industry. Total compensation should increase with position, responsibility and contribution to the Company.

•	Compensation should relate directly to performance and incentive compensation should constitute a substantial portion of total compensation. The Company aims to foster a pay-for-performance culture,

with a majority of total compensation being “at risk.” Accordingly, a substantial portion of total compensation should be tied to, and vary with, the Company’s financial, operational and strategic performance, as well as individual performance. Executives with greater roles and the ability to directly impact the Company’s strategic goals and long-term results should bear a greater proportion of the risk if these goals and results are not achieved.

•

Long-term incentive compensation should align executives’ interests with the Company’s stockholders. Awards of equity-based compensation encourage executives to focus on the Company’s long-term growth and prospects, and increase stockholder value over the long-term. Additionally, the equity-based awards incentivize executives to manage the Company from the perspective of owners with a meaningful stake in the Company, as well as to focus on long-term career objectives.

•

Benefits should comprise an element of executive compensation. The Company provides several benefits. The Committee believes that the Company’s benefits are competitive with its peers and provide additional incentive for strong performance.

The Company’s executive compensation program is designed to reward the achievement of initiatives regarding growth and productivity, including:

•

To set, implement and communicate strategies, goals and objectives that encourage growth in assets under management and earnings at rates that are competitive with or greater than our peers, create stockholder value, and focus employees on meaningful actions that position the Company for growth.

•	To recruit, motivate and exhibit leadership that aligns employees’ interests with that of our stockholders.

•	To develop and maintain a strong understanding of the competitive environment and position the Company as a competitive force within its industry.

•	To develop strategic opportunities which benefit the Company and our stockholders.

•	To sustain an investment culture focused on performance and high quality products that benefit clients.

•	To implement a culture of compliance and unwavering commitment to operate the Company’s business with the highest standards of professional conduct and compliance.

Compensation Process

Based on the foregoing objectives, the Committee has structured our annual cash and long-term equity-based incentive compensation to motivate executives to achieve the business goals set by us and reward the executives for achieving such goals. In establishing total annual compensation for the named executive officers, the Committee reviews and considers the following:

•

Management’s Role in the Compensation-Setting Process. The Company’s Chief Executive Officer, William W. Priest, provides evaluations of all senior executive officers, and provides recommendations to the Committee regarding base salary levels and the form and amount of the annual cash incentive and long-term equity-based incentive awards paid to all senior executive officers who report directly to Mr. Priest. Additionally, Mr. Priest and other officers of the Company attend portions of Committee meetings and, upon the Committee’s request, provide compensation and other information to the Committee, as well as historical breakdowns of primary compensation components for each executive officer.

•

Compensation Consultant. The Committee Charter provides the Committee sole authority to retain and terminate any compensation consulting firm or other adviser, independent from management and the Company, it deems appropriate. For fiscal years 2010, 2011 and 2012 the Committee engaged Johnson Associates, Inc. to review and assess total compensation and individual pay components and evaluate long-term incentive objectives for the named executive officers, and to provide various compensation analyses requested by the Committee. Specifically, the Committee directed Johnson Associates to provide (1) comparative compensation data with respect to the Company’s peer group, including both public and private asset management companies and (2) recommendations regarding the Company’s overall compensation program and executive officers’ pay levels.

•

Benchmarking Against Our Peer Group. With the assistance of Johnson Associates, the Committee benchmarked the Company’s executive compensation program in fiscal year 2012 against a group of companies in the asset management and financial services industry. The Company competes for market share, institutional clients, mutual fund shareholders, executive talent and employees within the investment advisory industry. The peer group includes several of the companies in the Investment Advisor Standard Industry Classification Code 6282, as well as several companies in the Dow Jones U.S. Asset Managers Total Stock Market Index, a composite of publicly traded asset management companies, that are both used for comparison purposes in the Company’s stock performance graph included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2012. The companies comprising the compensation peer group are Boston Private Financial Holdings Inc.; Calamos Asset Management, Inc.; Cohen & Steers, Inc.; Cowen Group, Inc.; Diamond Hill Investment Group, Inc.; Edelman Financial Group Inc.; GAMCO Investors, Inc.; PrivateBancorp Inc.; Resource America, Inc.; Stifel Financial Corporation; U.S. Global Investors, Inc.; Waddell & Reed Financial, Inc.; and Westwood Holdings Group, Inc.

Additionally, Johnson Associates also provides broad market perspectives for the Committee based on factors such as (1) publicly traded competitor information, (2) Johnson Associates’ proprietary data sources, (3) market competitive trends, and (4) the Company’s particular circumstances.

The Committee does not necessarily believe that it is appropriate to establish compensation levels based exclusively or primarily on benchmarking to the Company’s publicly traded peers. Although many of those companies may compete with the Company in certain lines of business, they are not fully comparable in terms of size, scope or operations. The Committee looks to external market data as one of several reference points in reviewing and establishing individual pay components and total compensation and ensuring that the Company’s executive compensation is competitive in the marketplace.

In addition to reviewing our market positioning against our public competitors, the Committee also reviews competitive compensation information obtained from McLagan Partners’ U.S. Investment Management Survey, a widely used source for compensation information within public and private investment firms. This survey provides detailed analysis of compensation for a greater range of investment management employees than are available for public companies and is specifically focused on the asset management industry. The McLagan survey includes approximately 125 investment management and advisory firms of various sizes and scope, several of which are included in the peer group above. The Company does not specifically set any compensation elements or pay levels versus the McLagan survey results; rather it uses the comparative survey data as part of its decision-making process relating to the base salary, annual cash incentive levels and long-term equity-based incentives for our executive team and our employees.

•

Compensation Analysis Tools. In addition to the competitive compensation information provided by Johnson Associates, the McLagan surveys, and the historical breakdown of the total compensation components for each executive officer provided by management, the Committee also reviewed various Company compensation metrics such as total compensation as a percentage of revenue, cash compensation as a percentage of revenue, and equity share awards as a percentage of shares outstanding. The Committee intends to continue using and developing these materials and data points in the future as compensation practices are reviewed and evolve.

•

Determining Compensation Levels. The Committee annually determines total compensation level, as well as the individual pay components of the named executive officers. In making such determinations, the Committee reviews and considers (1) the Company’s current and historical operating performance, (2) compensation information for comparable public and private asset managers, (3) recommendations of the Company’s Chief Executive Officer, based on individual responsibilities and performance, (4) historical compensation levels for each named executive officer, (5) current industry and market conditions, (6) the Company’s future objectives and challenges, and (7) overall effectiveness of the executive compensation program.

There is no pre-established policy or target against peer companies for total compensation, or for the allocation between cash and long-term equity-based incentive compensation. Rather, the Committee considers information provided by the compensation consultant, compensation surveys and peer group analysis, as well as its own judgment, to determine the appropriate level and mix of each component of the compensation program in any given year. In general, as executives progress to higher levels of our company, their ability to directly impact our performance and shareholder value increases, and our need to retain these executives’ increases. As a result, they receive a larger allocation of their total compensation in the form of long-term equity-based incentive compensation compared to the average for all employees.

The Committee does not rely solely on predetermined formulas, weighted factors or a limited set of criteria in making compensation decisions. In determining incentive awards payable to named executive officers, the Committee considers, among other things, the Company’s financial, strategic and operating results, performance of the Company’s products, execution of the Company’s business plan, the Company’s total shareholder return, leadership and personal performance, analysis of the executive’s historical and current compensation, and competitiveness of the executive’s total compensation. Based upon information received from Johnson Associates, recommendations of the Chief Executive Officer, and its own judgment, the Committee approved the base salary, performance-based cash incentive award and performance-based restricted stock incentive award of each named executive officer in fiscal year 2012. The Committee believes these approved forms and levels of compensation are reasonable, appropriate, and in line with the Company’s compensation philosophy and principles.

The Committee intends to continue its strategy of compensating the Company’s named executive officers through programs that emphasize performance-based incentive compensation, fostering a pay-for-performance culture. To that end, a majority of executive compensation will continue to be tied to Company and individual performance, while maintaining an appropriate balance between cash and non-cash compensation.

The named executive officers are compensated on a calendar year basis, in synchronization with the determination and payment of annual performance-based incentive awards for all other Company employees.

The foregoing discussion primarily describes the compensation philosophies, principles and practices the Committee utilizes in setting executive compensation currently. In the future, as the Committee continues to review each element of the executive compensation program, these philosophies, principles and practices may change.

Risks Related to Compensation Policies and Practices

As part of its oversight of the Company’s executive and non-executive compensation programs, the Compensation Committee, in conjunction with Company management and the compensation consultant, considers how current compensation policies and practices, including the incentives created by compensation awards, affect the Company’s risk profile. The Compensation Committee evaluates the Company’s compensation policies to determine whether they are designed to (i) retain key personnel, and (ii) encourage an appropriate level of risk-taking and not create incentives that are reasonably likely to pose material risks to the Company.

The Company reviews industry comparative compensation data, permitting it to set compensation levels that it believes contribute to low rates of employee attrition. Additionally, equity-based awards are subject to vesting over a three year period. We believe both the levels of compensation and the structure of the deferral plan are appropriately designed to retain key personnel.

By design, our compensation program for executive officers and our employees is designed to minimize excessive risk taking. Our base salary component of compensation is structured to lessen risk taking because it is a fixed amount that is positioned to be fully market competitive. The current incentive awards have the following risk limiting characteristics:

•	Awards are made based on a review of a variety of indicators of performance, thus diversifying the risk associated with any single indicator of performance;

•

For executive officers and senior level employees, a significant portion of the award value is delivered in the form of stock or options that vest over multiple years, which reinforces retention and aligns the interests of employees with the interests of long-term stockholders;

•

Awards to each executive officer are limited by the terms of the stockholder-approved long-term incentive compensation plan to a fixed maximum specified in the plan or a fixed percentage of an incentive pool;

•	Members of the Compensation Committee approve the final awards in their discretion, after the review of executive and corporate performance.

Additionally, our employee compensation program is designed whereby annual incentive compensation for a given year is based on a combination of individual performance and the Company’s annual performance. As such, our employee compensation program emphasizes employee collaboration and the success of our Company as a whole.

We believe the above attributes of our compensation policies and practices align compensation with the interests of our long-term stockholders, encourage and reward prudent business judgment and appropriate risk-taking over the long-term, foster key personnel retention, and do not create risks that are reasonably likely to have a material adverse effect on the Company.

Stockholder Votes on Executive Compensation (“Say-on-Pay”)

In 2011, we provided our stockholders with the opportunity to vote in favor of, or against, the compensation of our named executives, as required by the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). Although this vote was nonbinding, the Compensation Committee has considered, and will continue to consider, the results of say-on pay votes when making compensation decisions for our executive officers. At our 2011 Annual Meeting, over 90% of the Company’s stockholders who voted on the say-on-pay proposal approved the compensation of the Company’s named executive officers. The Compensation Committee took the results of this stockholder vote into account in determining not to adopt any changes to the Company’s executive compensation policies and programs. In addition, after reviewing the final results of the votes cast by the Company’s stockholders at the 2011 Annual Meeting on the frequency of conducting a say-on-pay vote, we determined that our stockholders should have the opportunity to vote on a say-on-pay proposal annually. Accordingly, we have included a say-on-pay proposal in this proxy statement and our Board of Directors recommends that you vote FOR this proposal. For more information, see “Proposal 2—Advisory Vote on the Company’s Named Executive Officer Compensation”.

Forms of Compensation

Total compensation for the named executive officers consists of one or more of the following components:

•	Base salary;

•	Cash incentive awards;

•	Long-term equity-based incentive awards;

•	Employee and post-retirement benefits; and

•	Perquisites.

Base Salary

Base salaries are reviewed annually by the Committee. Generally, base salaries are governed by (1) scope and complexity of the position, including current responsibilities, (2) performance and experience of the executive officer, (3) relative salaries of the Company’s peers, and (4) recommendations of the Chief Executive Officer, including an evaluation of each officer’s individual performance and contribution to the Company’s financial, operational and strategic goals and objectives. Consistent with compensation practices generally applied in the investment management and financial services industry, base salaries generally form a lower percentage of total compensation, with a majority of total compensation coming from variable incentive compensation that is tied to Company and individual performance. The Committee may elect not to increase an executive officer’s annual salary, and has so elected in prior years, in an effort to limit base salary increases and to enforce the philosophy that a majority component of total compensation for executive officers should come from incentive compensation. The Committee may also increase base salary where an executive officer is assigned additional responsibilities, is promoted, or as the Committee believes is warranted.

Cash Incentive Awards

Epoch provides its executives with the opportunity to earn variable cash compensation based on a combination of Company and individual performance, and the actual awards may vary significantly among recipients. Such cash awards may be in the form of performance-based annual incentive awards and other incentive awards linked to qualitative measures. The Committee believes that cash incentive awards promote high performance and achievement of corporate goals and objectives by key employees, encourage the growth of stockholder value and allow key employees to participate in our long-term growth and profitability.

The Committee grants performance-based annual incentive awards of cash to our executives, in such amounts and subject to such terms, conditions and metrics as the Committee may determine. The Committee believes that the payment of cash performance-based annual incentive awards provides effective short-term incentives for the named executive officers and other employees, rewards individual and company-wide performance, and recognizes the executives’ and employees’ contributions to serving our clients and creating value for our stockholders.

Long-Term Equity-Based Incentive Awards

Long-term equity-based incentive awards are designed to align the interests of our named executive officers and employees with the interests of our clients and stockholders. Additionally, these awards facilitate employee retention through multi-year vesting. Long-term equity-based incentive awards are issued pursuant to the Company’s Amended and Restated 2004 Omnibus Long-Term Incentive Compensation Plan (the “Omnibus Plan”), approved by stockholders at the December 2008 Annual Meeting. Such awards are intended to encourage our named executive officers and other employees to focus on our long-term performance. While the Omnibus Plan provides the flexibility to issue several types of long-term equity-based incentive awards, the Committee expects that its equity-based awards will likely be limited to performance-based restricted stock and option awards. Long-term equity-based incentive awards are a key component of our overall compensation program and we believe it has enabled us to attract, retain and motivate talented professionals. The Committee also believes that performance-based restricted stock and option awards are the most effective equity-based awards to accomplish these objectives, as they best convey the concept of ownership to grantees, and in the case of restricted stock allows them to vote the shares and receive dividends.

The Committee has utilized performance-based restricted stock awards over the last eight years, including fiscal year 2012, as a meaningful component of total compensation paid to the named executive officers. Such awards can be shares of common stock and/or performance units which are expressed in terms of common stock. Historically, the Committee has awarded restricted common stock. Such shares contain vesting and other provisions. Equity-based compensation has been a significant component of compensation for our named executives, as the Committee believes that a larger allocation to long-term equity-based incentive awards provides better alignment of incentives between employees, stockholders and clients. As these awards allow the executives and employees to participate in growth in stockholder value, the Committee believes they are a valuable tool to incent executives and employees to seek opportunities which benefit the Company and enhance the value of the Company’s common stock. Because of the risk of forfeiture if the recipient’s employment ends before the restrictions have terminated, restricted stock grants also serve as a valuable retention tool.

The vesting and number of restricted shares of our stock may be conditioned upon the lapse of time or the satisfaction of other factors determined by the Committee. The recipient of restricted shares will generally have the rights and privileges of a stockholder with respect to the right to receive dividends and the right to vote the shares. None of the restricted shares may be sold, transferred or pledged during the restricted period, and all restricted shares shall be forfeited, and all rights to the shares will terminate, if the recipient ceases to be an employee before the expiration or termination of the restricted period and satisfaction of any other conditions prescribed by the Committee with respect to the shares. The restrictions on transferability, and risks of forfeiture, generally lapse as follows: 12.5% immediately, and 12.5%, 25%, and 50% upon the first, second, and third anniversary of the grant date, respectively, subject to continued employment with the Company. Prospectively, under the newly proposed long-term incentive compensation plan (see Proposal 3), we anticipate future restricted shares will vest in 33.3% increments upon each of the first, second and third anniversary of the grant date.

In fiscal year 2009, the Committee utilized performance-based stock option awards, along with performance-based restricted stock awards, as a component of total compensation paid to the named executive officers. Stock options are rights to purchase a specified number of shares of the Company’s common stock at a pre-determined price. The actual value, if any, that will be realized upon the exercise of an option will depend upon the difference between the exercise price of the option and the market price of common stock on the date that the option is exercised. Because the exercise price of an option (the price at which the shares may be purchased) is fixed, an option becomes more valuable as the price of our common stock increases. Alternatively, an option recipient will not receive any value from a stock option if the price of our common stock decreases below the exercise price of the option. Therefore, stock option grants are intended to focus management’s attention on long-term stock price appreciation. Stock options are also a valuable retention tool because our option grants vest and are exercisable over a period of time and unvested options are forfeited if the recipient’s employment terminates. The options granted to our named executive officers in fiscal year 2009 vested in 33.3% increments upon each of the first, second, and third anniversary of the grant date, and expire in seven years. These options were granted with an exercise price equal to the five day volume-weighted average price of the common stock at the time of grant, but with a contingent conversion (“hurdle”) price 50% above the exercise price whereby, upon vesting, the options became exercisable only if the volume weighted average price of the Company’s common stock equaled or exceeded the hurdle price for a period of at least 20 trading days. No right to vote or receive dividends or any other rights as a stockholder exist with respect to the Company’s stock options, until the stock options are exercised and common stock is issued.

The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any award granted, provided that it does not materially and adversely affect the rights of the recipient. This includes accelerating the vesting of any restricted stock award or accelerating the vesting or the exercisability of any stock option.

Tax and Accounting Implications

Compliance with Section 162(m) of the Internal Revenue Code. Section 162(m) of the Internal Revenue Code generally disallows a federal income tax deduction to publicly held companies for certain compensation greater than $1 million paid for any fiscal year to the corporation’s chief executive officer and the three other most highly compensated executive officers (other than the chief financial officer) as of the end of any fiscal year. However, the statute exempts qualifying “performance-based” compensation from the deduction limit if certain requirements are met.

In designing our compensation programs, the Committee’s policy is to structure programs to achieve deductibility under Section 162(m). The Committee will strive to preserve the deductibility of executive compensation under Section 162(m), but the Committee reserves the flexibility to take actions that may be based on considerations in addition to tax deductibility. The Committee believes that stockholder interests may sometimes be best served by not restricting the Committee’s discretion and flexibility in crafting compensation programs, even though such programs may result in certain non-deductible compensation expenses. Accordingly, the Committee may approve components of compensation for certain officers that are not deductible should there be cases where it is determined to be in the best interest of the Company and stockholders to do so. No non-deductible awards were made for fiscal year 2012.

Employee and Post-Retirement Benefits

We offer employee and post-retirement benefit coverage to all employees in order to provide employees with a reasonable level of financial support in the event of injury, illness or disability and to provide employees with the ability to accumulate retirement savings. All employees are eligible to participate in all benefit programs including medical, dental and vision insurance, short and long-term disability insurance, and life insurance. In addition, all employees are eligible to participate in the Epoch Holding Corporation 401(k) Plan (the “Savings Plan”). The cost of health insurance and the Savings Plan is partially borne by employees, including the named executive officers. We bear the cost of disability insurance and a set amount of term life insurance for all employees on a non-discriminatory basis.

Savings Plan and Profit Sharing Contributions

Epoch’s 401(k) Savings Plan is intended to be a qualified retirement plan under the Internal Revenue Code and is available to all employees after an employee satisfies the Savings Plan’s eligibility requirements. Employees may contribute a percentage of their eligible compensation subject to limits set annually by the IRS. The Savings Plan also authorizes the Company to make discretionary contributions to employees’ Savings Plan accounts based on our profitability and performance. In 2012, we made discretionary contributions of up to the IRS limits for each eligible employee, including the named executive officers. Employees are vested immediately in all Savings Plan contributions.

Pension Benefits

The Company currently does not sponsor any qualified or non-qualified defined benefit plans.

Perquisites

During the year, the Company paid certain life insurance premiums on behalf of Mr. Priest. We do not provide any other significant perquisites or personal benefits to our named executive officers.

Fiscal Year 2012 Executive Compensation

On March 17, 2011, the Committee approved the performance goals for the year ending December 31, 2011, pursuant to which performance-based incentive awards were to be awarded to Messrs. Priest, Pearl and Taussig under the Omnibus Plan. The awards were designed to ensure that annual incentive awards meet the performance-based compensation rules under Section 162(m). The Committee established the maximum aggregate annual incentive award that could be awarded by formula to Messrs. Priest, Pearl and Taussig, as well as the maximum amount payable to each of those individuals, based on the Committee’s assessment of the Company’s profitability at the end of the period and a variety of other factors as set forth in the preceding “Compensation Process” section. The actual amount payable as annual incentive for each of Messrs. Priest, Pearl and Taussig was determined by the Committee, which could reduce, but not increase, the maximum awards determined by the performance formula.

The maximum aggregate annual incentive award that could be awarded to Messrs. Priest, Pearl and Taussig for the calendar year ended December 31, 2011 performance period was 0.50x earnings before income tax, depreciation and amortization (amortization includes the amortization of stock-based compensation) (“EBITDA”). EBITDA for the calendar year ended December 31, 2011 was approximately $42.0 million, and therefore the maximum aggregate annual incentive award was approximately $21.0 million. For each of Messrs. Priest, Pearl and Taussig, the maximum individual amount payable was 0.1250x EBITDA, or 25% of the maximum aggregate annual incentive award. The maximum individual amount payable for the calendar year ended December 31, 2011 was therefore approximately $5.3 million.

The Committee chose EBITDA as the basis for the performance formula because it believes that EBITDA is a meaningful indicator of our performance and profitability. The Committee chose these multiples based on its review of market and peer group compensation data as well as its subjective assessment of the proper allocation to performance-based incentive awards within the total compensation of these executives.

The Committee reduced the maximum and individual awards determined under the Omnibus Plan to ensure that the actual payouts reflected the performance of the Company and the respective executive, and were reasonable relative to peer compensation. As noted earlier, the Committee does not rely solely on predetermined formulas, weighted factors or a limited set of criteria in making compensation decisions. In determining incentive awards payable to named executive officers, the Committee considers, among other things, the Company’s financial, strategic and operating results, performance of the Company’s products, execution of the Company’s business plan, the Company’s total shareholder return, leadership and personal performance, analysis of the executive’s historical and current compensation, and competitiveness of the executive’s total compensation.

Fiscal Year 2012 Executive Compensation Components

For the fiscal year ended June 30, 2012, the principal components of compensation for named executive officers were:

•	Base salary;

•	Cash incentive awards;

•	Long-term equity-based incentive awards;

•	Employee and post-retirement benefits; and

•	Perquisites.

Base Salary

Each named executive officer receives a base salary that provides a minimum, fixed level of cash compensation and is set at the beginning of the calendar year. Pursuant to the terms of his employment agreement, the minimum base salary is $375,000 for Mr. Priest, our CEO.

In considering the CEO’s base salary, as well as the salaries of the other named executives, the Committee considered the factors discussed above in “Forms of Compensation – Base Salary”, including the contribution and scope of responsibility of each executive, the CEO’s and Committee’s views of the initiative, business judgment and management skills of the named executive, the CEO’s and Committee’s views as to the individual performance by the named executive officer during the previous year, the available market data for other peer named executives, the market environment, and recommendations from the compensation consultant.

Additionally, the Committee considered measures of the Company’s performance in the prior year, including increases in assets under management, revenues, and operating income.

Cash Incentive Awards

In February 2012, the Committee determined the cash incentive awards for Messrs. Priest, Pearl, Taussig and Borak for the calendar year ended December 31, 2011. In setting this award, the Committee considered measures of the Company’s performance for the year including: the change in assets under management, the amount of net inflows in assets under management, the investment performance of certain key products, the change in the Company’s revenues and pre-tax margin, total stockholder return of the Company’s common stock, and the global market environment.

Specifically, the Committee considered the following:

•	AUM increased approximately 34% to $19.2 billion at December 31, 2011 from $14.3 billion at December 31, 2010;

•	Average assets under management (“AUM”) increased approximately 32% to $16.5 billion for the year ended December 31, 2011 from $12.5 billion for the year ended December 31, 2010;

•	The Company had net AUM inflows of $4.7 billion for the year ended December 31, 2011, despite a challenging market period;

•

Investment performance across all strategies remained strong in relative terms and on a risk-adjusted basis, with most of the Company’s investment strategies outperforming their respective benchmarks for the 1-year period ended December 31, 2011; and nearly all of the Company’s investment strategies outperforming their respective benchmarks for the 3-year and 5-year periods ended December 31, 2011 and since strategy inception;

•	Revenues increased by approximately 31% for the year ended December 31, 2011, compared to the previous year;

•	Operating margin increased to 43% for the year ended December 31, 2011, from 38% the previous year;

•	Total stockholder return on the Company’s stock for the year ended December 31, 2011 was 50%; and

•	The global economic conditions impacting the equity markets were challenging.

The Committee also took into account subjective measures of each named executive’s responsibilities and performance during the period including:

•	Individual roles and responsibilities in conjunction with our growth; and

•	Leadership of our management team during a turbulent economic period.

Further, the Committee considered information received from its outside compensation consultant, Johnson Associates, as to cash compensation levels of chief executive officers and the peer named executives of relevant competitor asset management firms and the reasonableness of the amount of the awards the Committee was considering granting.

While each of these items was considered by the Committee in making its compensation decisions, the Committee did not attempt to rank or assign relative weight to any particular factor but rather applied its business judgment in considering them in their entirety. Taking these factors into account, the Committee established a cash incentive award of $1,473,000 for the CEO, Mr. Priest, $1,303,000 for Mr. Pearl, $1,303,000 for Mr. Taussig, and $303,000 for Mr. Borak.

Long-Term Equity-Based Incentive Awards

In February 2012, the Committee determined the long-term equity-based incentive awards for Messrs. Priest, Pearl, Taussig and Borak for the calendar year ended December 31, 2011. In setting this award, the Committee considered measures of the Company’s performance for the year, including the measures considered in setting the cash incentive awards (see “Cash Incentive Awards” above). The Committee also considered the following key accomplishments:

•	The continued expansion of the Company’s distribution channels;

•	Continued enhancements to the Company’s operating infrastructure; and

•	Client satisfaction.

The Committee also took into account subjective measures of each named executive’s responsibilities and performance during the year ended December 31, 2011 including:

•	The increased roles and responsibilities of each named executive officer in conjunction with the growth of the Company;

•	The leadership of Epoch’s management team throughout the period; and

•	The strengthening of Epoch’s brand recognition and overall image.

In addition, the Committee considered information received from its independent compensation consultant, Johnson Associates, as to long-term equity-based incentive awards of named executives of competitor asset management firms and the reasonableness of the terms and the amounts of the awards the Committee was considering granting.

While each of these items was considered by the Committee in making its compensation decisions, the Committee did not attempt to rank or assign relative weight to any particular factor but rather applied its business judgment in considering them in their entirety. Taking these factors into account, the Committee established long-term equity-based incentive awards of the equivalent of $800,000 for the CEO, Mr. Priest, $720,000 for Mr. Pearl, $720,000 for Mr. Taussig, and $270,000 for Mr. Borak for the year ended December 31, 2011.

Fiscal Year 2013 Executive Compensation

On March 29, 2012, the Committee approved the performance goals for the year ending December 31, 2012, pursuant to which performance-based incentive awards will be awarded to Messrs. Priest, Pearl, Taussig and Borak under the Omnibus Plan. The awards are designed to ensure that annual incentive awards meet the performance-based compensation rules under Section 162(m). The Committee established the maximum aggregate annual incentive award that could be awarded by formula to Messrs. Priest, Pearl, Taussig and Borak, as well as the maximum amount payable to each of those individuals, based on the Committee’s assessment of the Company’s profitability at the end of the period and a variety of other factors as set forth in the preceding “Compensation Process” section. The actual amount payable as annual incentive for each of Messrs. Priest, Pearl, Taussig and Borak is determined by the Committee, which can reduce, but not increase, the maximum awards determined by the performance formula.

The maximum aggregate annual incentive award that could be awarded to Messrs. Priest, Pearl, Taussig and Borak for the annual performance period is 0.40x earnings before income tax, depreciation and amortization (amortization includes the amortization of stock-based compensation) (“EBITDA”). For each of Messrs. Priest, Pearl, Taussig and Borak, the maximum individual amount payable is 0.10x EBITDA, or 25% of the maximum aggregate annual incentive award.

The Committee chose EBITDA as the basis for the performance formula because it believes that EBITDA is a meaningful indicator of our performance and profitability. The Committee chose these multiples based on its review of market and peer group compensation data as well as its subjective assessment of the proper allocation to performance-based incentive awards within the total compensation of these executives.

The Committee may reduce the maximum and individual awards determined under the Omnibus Plan to ensure that the actual payouts reflect the performance of the Company and the respective executive, and are reasonable relative to peer compensation. As noted earlier, the Committee does not rely solely on predetermined formulas, weighted factors or a limited set of criteria in making compensation decisions.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors has reviewed and discussed the Compensation Discussion and Analysis required by Section 402(b) of Regulation S-K with management and, based on that review and discussion, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and in our Annual Report on Form 10-K for the year ended June 30, 2012.

Respectfully Submitted:

The Compensation Committee

Jeffery L. Berenson, Chairman

Peter A. Flaherty

Allan R. Tessler

Notwithstanding anything to the contrary set forth in any filings of Epoch Holding Corporation (the “Company”) under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that might incorporate future filings by reference, including this Proxy Statement, in whole or in part, the preceding Compensation Committee Report shall not be incorporated by reference into any such filings, and shall not be deemed soliciting material as filed under the Securities Act or Exchange Act.

Compensation Committee Interlocks and Insider Participation

During the fiscal year ended June 30, 2012, the Compensation Committee consisted of Messrs. Berenson, Flaherty and Tessler. All members of the Compensation Committee are independent directors, and no member is an employee or former employee of Epoch. During the fiscal year ended June 30, 2012, none of the executive officers of our Company served on the board of directors or compensation committee (or its equivalent) of another entity whose executive officer served on our Board of Directors or our Compensation Committee.

Summary Compensation Table

The following table summarizes the total compensation of our named executive officers in the years indicated.

Name and Principal Position	Year	Salary(1)	Bonus(2)	Stock Awards(2)(3)	Option Awards(2)	All Other Compensation(4)	Total
William W. Priest	2012	$400,000	$1,473,000	$783,988	$—	$118,538	$2,775,526
Chief Executive Officer	2011	387,500	948,000	573,886	—	144,823	2,054,209
	2010	362,500	810,000	483,392	—	95,273	1,751,165

Adam Borak	2012	300,000	303,000	264,610	—	32,500	900,110
Chief Financial Officer	2011	285,000	288,000	234,554	—	32,500	840,054
	2010	260,000	300,000	241,696	—	3,000	804.696

David N. Pearl	2012	350,000	1,303,000	705,587	—	32,500	2,391,087
Executive Vice President	2011	337,500	1,048,000	623,785	—	32,500	2,041,785
	2010	312,500	855,000	510,245	—	3,000	1,680,745

Timothy T. Taussig	2012	350,000	1,303,000	705,587	—	32,500	2,391,087
President	2011	337,500	1,048,000	623,785	—	32,500	2,041,785
	2010	312,500	885,000	563,961	—	3,000	1,764,461

(1)	Represents the effective salary recognized for the respective fiscal year ended June 30.

(2)

The Compensation Committee approves the total amount received for incentive awards and approves the allocation of incentive awards among our executive officers. Amounts awarded are paid in cash, shares of restricted stock and stock options.

(3)

Represents the fair value of restricted stock awards made during each fiscal year as measured by the Company’s stock price on the date of grant calculated in accordance with FASB ASC Topic 718. For stock awards granted in fiscal years 2012, 2011 and 2010, the grant date fair value was calculated by multiplying the number of shares granted by the closing price of the Company’s common shares on the date of grant. All restricted stock awards reported in this table have been reported in the grants of plan-based award tables of our Proxy Statements in those years. None of the executive officers named in the table forfeited any restricted stock awards during the fiscal years indicated. The amounts disclosed may not reflect the value actually realized by the named executive officers. For additional information, please see Note 12—“Long-Term Incentive Compensation” to the Financial Statements in our Annual Report on Form 10-K, filed with the SEC on September 10, 2012.

(4)

For each executive officer, amounts represent contributions by the Company to the Epoch Holding Corporation 401(k) Savings Plan. For Mr. Priest, amounts also include premiums paid by the Company for certain life insurance policies held by Mr. Priest.

Grants of Plan-Based Awards

The following table provides information concerning each plan-based award granted during the fiscal year ended June 30, 2012 to our named executive officers.

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (#)(1)	Grant Date Close Price(2)	Grant Date Fair Value(3)
William W. Priest	02/15/2012	31,779	$24.67	$783,988
Adam Borak	02/15/2012	10,726	24.67	264,610
David N. Pearl	02/15/2012	28,601	24.67	705,587
Timothy T. Taussig	02/15/2012	28,601	24.67	705,587

(1)

All shares of restricted stock were awarded pursuant to the Omnibus Plan. The restricted stock vests as follows: 12.5% immediately, and 12.5%, 25%, and 50% upon the first, second, and third anniversary of the grant date, respectively, subject to continued employment with the Company. Dividends are paid on shares of restricted stock at the same time, and in the same amounts, as dividends are paid on our other outstanding shares of Common Stock.

(2)	The Grant Date Close Price equals the closing price of our Common Stock on the grant date.

(3)

The Grant Date Fair Value is the total amount that we will recognize as an expense over the award’s vesting period in accordance with FASB ASC Topic 718. For restricted stock, we calculate the grant date fair value by multiplying the number of shares granted by the closing price of our Common Stock on the date of grant. Amounts reported may not represent the amounts that the named executive officers will actually realize from the awards.

Outstanding Equity Awards at Fiscal Year End

The following table provides information as of June 30, 2012 about the outstanding equity awards held by our named executive officers.

		Option Awards				Stock Awards(2)

Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares of Stock That Have Not Vested (#)(2)	Market Value of Shares of Stock That Have Not Vested ($)(3)
William W. Priest	01/30/2009	3,615	—	$6.17	01/31/2016
	02/15/2010					23,789	$541,913
	02/15/2011					27,913	635,858
	02/15/2012					27,807	633,443

Adam Borak	01/30/2009	41,238	—	6.17	01/31/2016
	02/15/2010					11,894	270,945
	02/15/2011					11,409	259,897
	02/15/2012					9,385	213,790

David N. Pearl	01/30/2009	37,114	—	6.17	01/31/2016
	02/15/2010					25,110	572,006
	02/15/2011					30,339	691,122
	02/15/2012					25,026	570,092

Timothy T. Taussig	01/30/2009	41,238	—	6.17	01/31/2016
	02/15/2010					27,753	632,213
	02/15/2011					30,339	691,122
	02/15/2012					25,026	570,092

(1)	All stock options were awarded pursuant to the Omnibus Plan.

(2)

All shares of restricted stock were awarded pursuant to the Omnibus Plan. Shares granted vest at a rate of 12.5% immediately, and 12.5%, 25%, and 50% upon the first, second, and third anniversary of the grant date, respectively, subject to continued employment with the Company. The vesting schedules for the restricted stock awards are as follows:

Grant Date	Remaining Vesting Dates
02/15/2010	02/15/2013
02/15/2011	02/15/2013, 02/15/2014
02/15/2012	02/15/2013, 02/15/2014, 02/15/2015

(3)

The amounts are calculated by multiplying the number of unvested shares of restricted stock held by the named executive officer by $22.78, the closing price of our Common Stock on June 29, 2012, the last trading day of the fiscal year.

Option Exercises and Stock Vested Table

The following table provides information about the stock options exercised and vesting of restricted stock during fiscal year 2012 for our named executive officers.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
William W. Priest	31,437	$562,994	47,742	$1,068,161
Adam Borak	—	—	18,922	458,435
David N. Pearl	—	—	56,699	1,246,498
Timothy T. Taussig	—	—	56,765	1,259,353

(1)

The value realized on exercise is calculated as the difference between the market price of the shares underlying the options on the date of exercise and the applicable exercise price of those options, multiplied by the number of options exercised.

(2)

The value realized upon vesting of restricted stock is calculated by multiplying the fair market value of a share of Common Stock on the vesting date (the closing price of our Common Stock on the vesting date) by the number of shares vested.

Employment Agreements

The Company renewed its employment agreement with its Chief Executive Officer, William W. Priest, in December 2010, effective January 1, 2011. The term of the agreement is for two years, with automatic two year renewals thereafter. Both the Company and Mr. Priest have the option not to renew the term of the agreement within forty-five days of the end of the term or renewal term. The agreement calls for a minimum base salary of $375,000 per annum, and incentive compensation in accordance with the Company’s incentive compensation plans then in effect. The agreement also calls for certain payments in the event of termination. The payments could vary depending on the cause of termination and whether or not the Board of Directors elects to enforce a non-compete agreement. The agreement was reviewed and approved by the Company’s Compensation Committee and the Board of Directors. There are no employment agreements with any other executive officer of our Company.

Potential Payments upon Termination or Change in Control

With the exception of Mr. Priest, and the above mentioned employment agreement, we have not provided our named executive officers with agreements providing for severance payments, medical or insurance benefits or any other perquisites after their employment has ended or following a change in control of Epoch.

Termination (Including for Cause, Other Than for Cause, Death or Disability)

As described in the “Compensation Discussion and Analysis” in this Proxy Statement, our named executive officers typically receive long-term incentive awards in the form of restricted stock and stock options. Except as otherwise determined by the Compensation Committee, upon termination of a named executive’s continuous service during the applicable restriction period, the named executive’s unvested stock and stock options at that time shall be forfeited. The Compensation Committee may provide, by rule or regulation or in any award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to restricted stock or stock options shall be waived in whole or in part in the event of terminations resulting from specified causes. The Compensation Committee also has the authority to accelerate the vesting of any restricted stock or stock options in its discretion at any time.

Change in Control

All unvested shares of restricted stock and stock options issued to a named executive officer automatically vest, and all restrictions on the shares will lapse, upon a change in control of Epoch (as defined below), except to the extent of any waiver by the executive, and subject to any applicable restrictions due to legal or other requirements. Upon vesting, shares cease to be subject to transfer restrictions and forfeiture.

However, if in the event of a change in control the successor company assumes or substitutes for the unvested shares of restricted stock and stock options, then the unvested shares of restricted stock and stock options shall not be accelerated.

For purposes of our restricted stock and stock options, a “change in control” of Epoch means (1) a person, other than one of our affiliates, becoming the direct or indirect owner of securities representing 50% or more of the combined voting power of our outstanding stock, or (2) during any period of two consecutive years individuals who constitute the Board of Directors cease for any reason to constitute at least a majority of the Board, or (3) the approval by our stockholders of an agreement to merge or consolidate Epoch with or into another company (with Epoch not remaining an independent publicly owned company) or to sell or otherwise dispose of all or substantially all of our assets, other than a transaction in which Epoch or its stockholders own 50% or more of the combined voting power of the surviving entity.

The following two tables set forth information regarding potential payments to each of our named executive officers in the event of a termination of his or her employment, upon death or disability, or following a change in control of Epoch.

Estimated Post-Termination Payments for William W. Priest, Chief Executive Officer

Payments Upon Termination(1)	With Cause(2)	Without Cause or Resignation with Good Reason(3)	Change in Control(4)	Voluntary Resignation(5)	Death or Disability(6)
Base Salary	$—	$400,000	$800,000	$—	$—
Annual Incentive	—	2,853,333	4,556,667	1,150,000	1,150,000
Accelerated Stock Options(7)	—	—	—	—	—
Accelerated Restricted Stock(7)(8)	—	1,811,214	1,811,214	—	1,811,214

Total	$—	$5,064,547	$7,167,881	$1,150,000	$2,961,214

(1)

The amounts in the respective columns are calculated as if the different scenarios occurred on June 30, 2012, the last day of the fiscal year, and are subject to the terms of the Employment Agreement between William W. Priest and the Company.

(2)

Termination by Employer with Cause. Mr. Priest would be entitled to receive any accrued but unpaid base salary, any accrued but unused vacation pay and any unpaid incentive awards, in each case through the date of termination.

(3)

Termination by Employer without Cause or by Executive with Good Reason. Mr. Priest would be entitled to receive (i) any accrued benefits and unpaid incentive awards, (ii) a lump sum payment equal to one (1) times Mr. Priest’s annual base salary plus one (1) times his average incentive award; and (iii) the pro rata annual incentive award based upon the twelve (12) month results and performance of the Company through and including the calendar quarter in which Mr. Priest was terminated.

(4)

Termination in Connection with Change in Control. Mr. Priest would be entitled to receive (i) any accrued benefits and unpaid incentive awards, (ii) a lump sum payment equal to two (2) times Mr. Priest’s annual base salary plus two (2) times his average incentive award; and (iii) the pro rata annual incentive award based upon the twelve (12) month results and performance of the Company through and including the calendar quarter in which Mr. Priest was terminated.

(5)

Voluntary Resignation. Mr. Priest would be entitled to receive (i) any accrued benefits and unpaid incentive awards, (ii) a lump sum payment equal to the remaining base salary through the date of termination; and (iii) the pro rata annual incentive award based upon the twelve (12) month results and performance of the Company through and including the calendar quarter in which Mr. Priest was terminated.

(6)

Death or Disability. Mr. Priest (or his estate, as the case may be) would be entitled to receive (i) any accrued benefits and unpaid incentive awards, (ii) a lump sum payment equal to the remaining base salary through the date of termination; and (iii) the pro rata annual incentive award based upon the twelve (12) month results and performance of the Company through and including the calendar quarter in which Mr. Priest was terminated.

(7)

Assumes the Compensation Committee waives the forfeiture conditions of the restricted stock and stock options in whole in the event of a termination of employment resulting from the respective specified causes.

(8)

Amounts are calculated by multiplying the number of unvested shares of restricted stock held by Mr. Priest by $22.78, the closing price of our Common Stock on June 29, 2012, the last trading day of the fiscal year.

Estimated Post-Termination Payments for Named Executive Officers, other than the Chief Executive Officer

Name	Accelerated Stock Options ($)(1)	Accelerated Restricted Stock ($)(1)(2)
Adam Borak
Upon Termination	$—	$744,632
Upon Death or Disability	—	744,632
Upon Change in Control	—	744,632

David N. Pearl
Upon Termination	—	1,833,220
Upon Death or Disability	—	1,833,220
Upon Change in Control	—	1,833,220

Timothy T. Taussig
Upon Termination	—	1,893,427
Upon Death or Disability	—	1,893,427
Upon Change in Control	—	1,893,427

(1)

Assumes the Compensation Committee waives the forfeiture conditions of the stock options and restricted stock in whole in the event of a termination of employment resulting from the respective specified causes. The amounts in the columns are calculated as if the named executive officer’s termination of employment, death or disability, or the change in control occurred on June 30, 2012.

(2)

The amounts are calculated by multiplying the number of unvested shares of restricted stock held by the named executive officer by $22.78, the closing price of our Common Stock on June 29, 2012, the last trading day of the fiscal year.

PROPOSAL 2—ADVISORY VOTE ON THE COMPANY’S NAMED EXECUTIVE OFFICER COMPENSATION

The Securities Exchange Act of 1934, as amended (the “Exchange Act”), and more specifically Section 14A of the Exchange Act, which was added under the Dodd-Frank Wall Street Reform and Consumer Protection Act, requires that we provide stockholders with the opportunity to vote to approve, on a nonbinding advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the SEC’s rules (commonly referred to as “Say-on-Pay”).

At our 2011 Annual Meeting of Stockholders, we submitted a nonbinding advisory vote to our stockholders to determine the frequency of our future say-on-pay votes. The Board of Directors recommended holding an annual say-on-pay vote and a majority of our stockholders approved an annual vote.

Our compensation program for named executive officers is intended to link compensation to performance; to provide competitive compensation levels to attract, retain and reward executives; and to align management’s interests with those of our clients and stockholders. The compensation provided to the named executive officers is dependent on the Company’s financial, operational and strategic performance, and the named executive officers’ individual performance, and is intended to drive creation of long-term shareholder value.

We encourage stockholders to read the “Compensation Discussion and Analysis” section of this Proxy Statement, the 2012 Summary Compensation Table and the other related tables and disclosure for a detailed description of the fiscal year 2012 compensation of our named executive officers. The Compensation Committee and the Board believe that the policies and procedures articulated in the “Compensation Discussion and Analysis” are effective in achieving our goals and that the compensation of our named executive officers reported in this Proxy Statement appropriately reflects our results during the fiscal year.

The vote on this resolution is not intended to address any specific element of compensation; rather, the advisory vote relates to the overall compensation of our named executive officers. This vote is advisory, which means that it is not binding on the Company, the Board or the Compensation Committee of the Board. However, we value the opinion of our stockholders and the Board and the Compensation Committee will review the voting results and will take into account the outcome of the vote when considering future compensation decisions for the named executive officers.

Accordingly, we ask our stockholders to vote on the following resolution:

“RESOLVED, that the Company’s stockholders approve, on a nonbinding advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the Company’s Proxy Statement for the 2012 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation table and the related compensation tables and narrative discussion.”

The Board of Directors recommends a vote “FOR” approving the named executive officer compensation as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the SEC.

PROPOSAL 3—APPROVAL OF THE EPOCH HOLDING CORPORATION 2012 LONG-TERM INCENTIVE COMPENSATION PLAN

Background.

On October 11, 2012, the Company’s Board of Directors adopted the Epoch Holding Corporation 2012 Long-Term Incentive Compensation Plan (the “2012 Plan”), and recommended that it be submitted to the Company’s stockholders for their approval. The 2012 Plan will replace the Amended and Restated 2004 Omnibus Long-Term Incentive Compensation Plan (the “Prior Plan”) for future awards. If the 2012 Plan is approved by stockholders, the Prior Plan will be terminated and no further awards will be granted from the Prior Plan. The Company will not grant any awards under the 2012 Plan prior to stockholder approval.

Purpose.

The purpose of the 2012 Plan is to assist the Company in attracting, motivating, retaining and rewarding talented professionals, to ensure compensation is tied to performance, and to align the long-term interests of our officers, employees and directors with our stockholders. Equity-based compensation has been a significant component of compensation for our key employees. Multi-year vesting periods associated with our equity-based awards serve to enhance retention of key employees as well as collaboration. We believe equity-based compensation ties our employees to the best interests of the Company, our clients and stockholders, and provides employees a significant incentive to protect and enhance stockholder value. Provided that the 2012 Plan receives stockholder approval at the Annual Meeting, the effective date of the 2012 Plan is November 28, 2012.

Stockholder approval of the 2012 Plan is required (i) for purposes of complying with the stockholder approval requirements for the listing of shares on the NASDAQ Global Market, (ii) to comply with certain exclusions from the limitations of Section 162(m) of the Internal Revenue Code of 1986 (“the Code”), as described below, (iii) to comply with the incentive stock options rules under Section 422 of the Code, and (iv) for the 2012 Plan to be eligible under the “plan lender” exemption from the margin requirements of Regulation U promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The 2012 Plan includes terms that reflect our strong commitment to governance measures and plan design features considered important to stockholders. The following is a summary of certain principal features of the 2012 Plan. This summary is qualified in its entirety by reference to the complete text of the 2012 Plan. Stockholders are urged to read the complete text of the 2012 Plan which is set forth as Exhibit A to this Proxy Statement.

Administration.

The 2012 Plan is to be administered by the Compensation Committee of the Board (the “Committee”), provided, however, that except as otherwise expressly provided in the 2012 Plan, the independent members of the Board of Directors may elect to exercise any power or authority granted to the Committee under the 2012 Plan. Subject to the terms of the 2012 Plan, the Committee is authorized to select eligible persons to receive Awards, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award agreements (which need not be identical for each participant) and the rules and regulations for the administration of the 2012 Plan, construe and interpret the 2012 Plan and Award agreements, correct defects, supply omissions or reconcile inconsistencies therein, and make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the 2012 Plan.

Eligibility.

The persons eligible to receive Awards under the 2012 Plan are officers, directors, employees, consultants and other persons who provide services to the Company and its subsidiaries and other related entities, which we refer to as “Related Entities”. The foregoing notwithstanding, only employees of the Company, or any parent corporation or subsidiary corporation of the Company (as those terms are defined in Sections 424(e) and (f) of the Code, respectively), are eligible for purposes of receiving any incentive stock options (“ISOs”). An employee on leave of absence may, in the discretion of the Committee, be considered as still in the employ of the Company or a Related Entity for purposes of eligibility for participation in the 2012 Plan.

Shares Available for Awards; Annual Per-Person Limitations.

Under the 2012 Plan, the total number of shares of common stock of the Company (the “Common Stock”) reserved and available for delivery under the 2012 Plan (“Awards”) at any time during the term of the 2012 Plan shall be equal to 1,700,000 shares, plus any shares remaining available for delivery under the Prior Plan as of the date on which the stockholders of the Company approve the 2012 Plan (the “Stockholder Approval Date”). As of October 11, 2012, the date on which the Board adopted the 2012 Plan, there were approximately 350,000 shares remaining available for delivery under the Prior Plan. As such, we anticipate the total number of shares reserved and available for delivery under the 2012 Plan will be approximately 2,050,000 shares of Common Stock when the 2012 Plan first becomes effective. The foregoing limit shall be increased by the number of shares of Common Stock with respect to which Awards previously granted under the Prior Plan are forfeited, expire or otherwise terminate without issuance of shares, or are settled for cash or otherwise do not result in the issuance of shares. Awards issued in substitution for awards previously granted by a company acquired by the Company or a Related Entity, or with which the Company or any Related Entity combines, do not reduce the limit on grants of Awards under the 2012 Plan so long as the use of such shares of Common Stock would not require the approval of our stockholders under the rules of any stock exchange on which our shares of Common Stock are then listed. No awards may be made under the Prior Plan after the Stockholder Approval Date.

The 2012 Plan imposes individual limitations on the amount of certain Awards, in part with the intent of complying with Code Section 162(m). Under these limitations, during any 12-month period, no participant may be granted (i) stock options or stock appreciation rights with respect to more than 125,000 shares of Common Stock, or (ii) shares of restricted stock, restricted stock units, performance shares and other stock based-awards with respect to more than 125,000 shares of Common Stock, in each case, subject to adjustment in certain circumstances. The maximum amount that may be paid out as performance units with respect to any 12-month performance period is $3,000,000 (pro-rated for any 12-month performance period that is less than 12 months), and with respect to any performance period that is more than 12 months, $3,000,000 multiplied by the number of full 12-month periods that are in the performance period.

The Committee is authorized to adjust the limitations described in the two preceding paragraphs and is authorized to adjust outstanding Awards (including adjustments to exercise prices of options and other affected terms of Awards) in the event that a dividend or other distribution (whether in cash, shares of Common Stock or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange or other similar corporate transaction or event affects the Common Stock so that an adjustment is appropriate. The Committee is also authorized to adjust performance conditions and other terms of Awards in response to these kinds of events or in response to changes in applicable laws, regulations or accounting principles.

Except with respect to the adjustments referenced in the foregoing paragraph, the Committee is generally not be permitted to take any of the following actions without the approval of the Company’s stockholders: (i) lower the exercise price per share of Common Stock of a stock option or grant price per share of Common Stock of a stock appreciation right (“SAR”) after it is granted, (ii) cancel an option or a SAR when the grant price per share of Common Stock exceeds the fair market value of the underlying shares of Common Stock in exchange for another award (other than in connection with an Award made in substitution for an Award previously granted by a company acquired by the Company or a Related Entity, or with which the Company or any Related Entity combines), or (iii) take any other action with respect to an option or a SAR that may be treated as a repricing pursuant to the applicable rules of the NASDAQ Stock Market (any such action described in (i)—(iii) being referred to as a “Repricing”).

Restricted Stock and Restricted Stock Units.

The Committee is authorized to grant restricted stock and restricted stock units. Restricted stock is a grant of shares of Common Stock which may not be sold or disposed of, and which is subject to such risks of forfeiture and other restrictions as the Committee may impose. A participant granted restricted stock generally has all of the rights of a stockholder of the Company, unless otherwise determined by the Committee. An Award of restricted stock units confers upon a participant the right to receive shares of Common Stock or cash equal to the fair market value of the specified number of shares of Common Stock covered by the restricted stock units at the end of a specified deferral period, subject to such risks of forfeiture and other restrictions as the Committee may impose. Prior to settlement, an Award of restricted stock units carries no voting or dividend rights or other rights associated with share ownership, although dividend equivalents may be granted, as discussed below.

Stock Options and Stock Appreciation Rights.

The Committee is authorized to grant stock options, including ISOs, which can result in potentially favorable tax treatment to the participant, and non-qualified stock options, and stock appreciation rights entitling the participant to receive the amount by which the fair market value of a share of Common Stock on the date of exercise exceeds the grant price of the stock appreciation right. The exercise price per share subject to an option and the grant price of a stock appreciation right are determined by the Committee provided that such exercise price or grant price, as applicable, shall not be less than 100% of the fair market value of a share of Common Stock on the date of grant of the option or stock appreciation right, as applicable. An option granted to a person who owns or is deemed to own stock representing 10% or more of the voting power of all classes of stock of the Company or any parent company (sometimes referred to as a “10% owner”) will not qualify as an ISO unless the exercise price for the option is not less than 110% of the fair market value of a share of Common Stock on the date such ISO is granted.

For purposes of the 2012 Plan, the term “fair market value” means the fair market value of Common Stock, Awards or other property as determined by the Committee or under procedures established by the Committee. Unless otherwise determined by the Committee, the fair market value of Common Stock as of any given date shall be the closing sales price per share of Common Stock as reported on the principal stock exchange or market on which Common Stock is traded on the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported. The maximum term of each option or stock appreciation right, the times at which each option or stock appreciation right will be exercisable, and provisions requiring forfeiture of unexercised options or stock appreciation rights at or following termination of employment or service generally are fixed by the Committee, except that no option or stock appreciation right may have a term exceeding ten years, and no ISO granted to a 10% stockholder (as described above) may have a term exceeding five years (to the extent required by the Code at the time of grant). Methods of exercise and settlement and other terms of options and stock appreciation rights are determined by the Committee. The Committee, thus, may permit the exercise price of options awarded under the 2012 Plan to be paid in cash, shares, other Awards or other property (including loans to participants).

The Company may grant stock appreciation rights in tandem with options, which we refer to as “Tandem SARs”, under the 2012 Plan. A Tandem SAR may be granted at the same time as the related option is granted or, for options that are not ISOs, at any time thereafter before exercise or expiration of such option. A Tandem SAR may only be exercised when the related option would be exercisable and the fair market value of the shares of Common Stock subject to the related option exceeds the option’s exercise price. Any option related to a Tandem SAR will no longer be exercisable to the extent the Tandem SAR has been exercised and any Tandem SAR will no longer be exercisable to the extent the related option has been exercised.

Bonus Stock and Awards in Lieu of Obligations.

The Committee is authorized to grant shares of Common Stock as a bonus free of restrictions, or to grant shares of Common Stock or other Awards in lieu of Company obligations to pay cash or deliver other property under the 2012 Plan or other plans or compensatory arrangements (including, without limitation, annual director fees payable to a director in the form of shares), subject to such terms as the Committee may specify.

Dividend Equivalents.

The Committee is authorized to grant dividend equivalents conferring on participants the right to receive, currently or on a deferred basis, cash, shares of Common Stock, other Awards or other property equal in value to dividends paid on a specific number of shares of Common Stock or other periodic payments. Dividend equivalents may be granted alone or in connection with another Award, may be paid currently or on a deferred basis and, if deferred, may be deemed to have been reinvested in additional shares of Common Stock, Awards or otherwise as specified by the Committee.

Performance Awards; Performance Criteria.

The Committee is authorized to grant performance awards to participants on terms and conditions established by the Committee. The performance criteria to be achieved during any performance period and the length of the performance period is determined by the Committee upon the grant of the performance award. Performance awards may be valued by reference to a designated number of shares of Common Stock (in which case they are referred to as performance shares) or by reference to a designated amount of property including cash (in which case they are referred to as performance units). Performance Awards may be settled by delivery of cash, shares of Common Stock or other property, or any combination thereof, as determined by the Committee. Performance awards granted to persons whom the Committee expects will, for the year in which a deduction arises, be “covered employees” (as defined below) will, if and to the extent intended by the Committee, be subject to provisions that are intended to qualify such Awards as “performance-based compensation” not subject to the limitation on tax deductibility by the Company under Code Section 162(m). For purposes of Section 162(m), the term “covered employee” means the Company’s chief executive officer and each other person whose compensation is required to be disclosed in the Company’s filings with the SEC by reason of that person being among the three highest compensated officers of the Company (other than the Company’s chief executive officer or principal financial officer) as of the end of a taxable year. If and to the extent required under Section 162(m) of the Code, any power or authority relating to a performance award intended to qualify under Section 162(m) of the Code is to be exercised by the Committee.

If and to the extent that the Committee determines that these provisions of the 2012 Plan are to be applicable to any Award, then one or more of the following business criteria for the Company, on a consolidated basis, and/or for Related Entities, or for business or geographical units of the Company and/or a Related Entity (except with respect to the total stockholder return and earnings per share criteria), are to be used by the Committee in establishing performance goals for Awards under the 2012 Plan: (1) earnings per share; (2) revenues or margins; (3) cash flow; (4) operating margin; (5) return on net assets, investment, capital, or equity; (6) economic value added; (7) direct contribution; (8) net income; pretax earnings; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings after interest expense and before extraordinary or special items; operating income or income from operations; income before interest income or expense, unusual items and income taxes, local, state or federal and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of the Company; (9) working capital; (10) management of fixed costs or variable costs; (11) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures; (12) total stockholder return; (13) debt reduction; (14) market share; (15) entry into new markets, either geographically or by business unit; (16) client retention and satisfaction; (17) strategic plan development and implementation, including turnaround plans; and/or (18) the fair market value of a share of Common Stock. Any of the above goals may be determined on an absolute or relative basis (e.g., growth in earnings per share) or as compared to the performance of a published or special index deemed applicable by the Committee. Performance goals for Awards intended to comply with Section 162(m) of the Code must be established not later than 90 days after the beginning of the performance period applicable to the performance Awards or at such other date as may be required for performance-based compensation treatment under Section 162(m) of the Code.

After the end of each performance period, the Committee will determine and certify whether the performance goals have been achieved. At the time that the Committee establishes the performance goals in respect of an Award which is intended to be qualified as “performance-based compensation” under Section 162(m) of the Code, the Committee may provide that in determining the achievement of such performance goals, the Committee shall exclude the impact of any (i) restructurings, discontinued operations, extraordinary items (as defined pursuant to generally accepted accounting principles), and other unusual or non-recurring charges; (ii) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management; (iii) a change in accounting standards required by generally accepted accounting principles; or (iv) such other exclusions or adjustments as the Committee specifies at the time the Award is granted.

The Committee may, in its discretion, determine that the amount payable as a performance award will be reduced from the amount of any potential Award.

Other Stock-Based Awards.

The Committee or the Board is authorized to grant Awards that are denominated or payable in, valued by reference to, or otherwise based on or related to shares of Common Stock. The Committee determines the terms and conditions of such Awards.

Other Terms of Awards.

Awards may be settled in the form of cash, shares of Common Stock, other Awards or other property, in the discretion of the Committee. The Committee may require or permit participants to defer the settlement of all or part of an Award in accordance with such terms and conditions as the Committee may establish, including payment or crediting of interest or dividend equivalents on deferred amounts, and the crediting of earnings, gains and losses based on deemed investment of deferred amounts in specified investment vehicles. The Committee is authorized to place cash, shares of Common Stock or other property in trusts or make other arrangements to provide for payment of the Company’s obligations under the 2012 Plan. The Committee may condition any payment relating to an Award on the withholding of taxes and may provide that a portion of any shares of Common Stock or other property to be distributed will be withheld (or previously acquired shares of Common Stock or other property be surrendered by the participant) to satisfy withholding and other tax obligations. Awards granted under the 2012 Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant’s death, except that the Committee may, in its discretion, permit transfers subject to any terms and conditions the Committee may impose thereon.

Awards under the 2012 Plan are generally granted without a requirement that the participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law. The Committee may, however, grant Awards in exchange for other Awards under the 2012 Plan, awards under other Company plans, or other rights to payment from the Company, and may grant Awards in addition to and in tandem with such other Awards, rights or other awards.

Change in Control; Adjustments in Case of Certain Transactions.

If and only to the extent provided in any employment or other agreement between the participant and the Company or any Related Entity, or in any Award agreement, or to the extent otherwise determined by the Committee in its sole discretion and without any requirement that each participant be treated consistently, (i) any restrictions, deferral of settlement, and forfeiture conditions applicable to a restricted stock Award, restricted stock unit Award or another stock-based Award subject only to future service requirements granted under the 2012 Plan shall lapse and such Awards shall be deemed fully vested as of the time of a change in control, except to the extent of any waiver by the participant and subject to applicable legal restrictions, (ii) any stock options or SARs that were not previously vested and exercisable as of the time of a change in control, as defined in the 2012 Plan, shall become immediately vested and exercisable, subject to applicable legal restrictions, or (iii) with respect to any outstanding Award subject to achievement of performance goals and conditions under the 2012 Plan, the Committee may, in its discretion, deem such performance goals and conditions as having been met as of the date of a change in control.

In the event of any merger, consolidation or other reorganization in which the Company does not survive, or in the event of any change in control, the agreement relating to such transaction and/or the Committee may provide for: (a) the continuation of the outstanding Awards by the Company, if the Company is a surviving entity, (b) the assumption or substitution for outstanding Awards by the surviving entity or its parent or subsidiary pursuant to the provisions contained in the 2012 Plan, (c) full exercisability or vesting and accelerated expiration of the outstanding Awards, or (d) settlement of the value of the outstanding Awards in cash or cash equivalents or other property followed by cancellation of such. The foregoing actions may be taken without the consent or agreement of a participant in the 2012 Plan.

Other Adjustments.

The Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (i) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any Related Entity or any business unit, or the financial statements of the Company or any Related Entity, (ii) in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or (iii) in view of the Committee’s assessment of the business strategy of the Company, any Related Entity or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a participant, and any other circumstances deemed relevant. However, the Committee may not make any adjustment described in this paragraph if doing so would cause any Award granted under the 2012 Plan to participants designated by the Committee as covered employees and intended to qualify as “performance-based compensation” under Section 162(m) of the Code to otherwise fail to qualify as “performance-based compensation.” In addition, without the approval of the Company’s stockholders, the Committee may not make any adjustment described in this paragraph if such adjustment would result in a Repricing.

Amendment and Termination.

The Board of Directors may amend, alter, suspend, discontinue or terminate the 2012 Plan or the Committee’s authority to grant Awards without further stockholder approval (including in a manner adverse to the rights of a participant under an outstanding Award), except that stockholder approval must be obtained for any amendment or alteration if such approval is required by law or regulation or under the rules of any stock exchange or quotation system on which shares of Common Stock are then listed or quoted. Thus, stockholder approval may not necessarily be required for every amendment to the 2012 Plan which might increase the cost of the 2012 Plan or alter the eligibility of persons to receive Awards. Stockholder approval will not be deemed to be required under laws or regulations, such as those relating to ISOs, that condition favorable treatment of participants on such approval, although the Board may, in its discretion, seek stockholder approval in any circumstance in which it deems such approval advisable. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award granted and any Award agreement relating thereto. The 2012 Plan will terminate at the earliest of (a) such time as no shares of Common Stock remain available for issuance under the 2012 Plan, (b) termination of the 2012 Plan by the Board of Directors, or (c) the tenth anniversary of the Stockholder Approval Date of the 2012 Plan. Awards outstanding upon expiration of the 2012 Plan shall remain in effect until they have been exercised or terminated, or have expired.

Federal Income Tax Consequences of Awards.

The 2012 Plan is not qualified under the provisions of section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974.

Stock Awards.

Generally, the recipient of a stock award will recognize ordinary compensation income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is non-vested when it is received under the 2012 Plan (for example, if the recipient is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days of his or her receipt of the stock award, to recognize ordinary compensation income, as of the date the recipient receives the stock award, equal to the excess, if any, of the fair market value of the stock on the date the stock award is granted over any amount paid by the recipient in exchange for the stock.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired as stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested. Upon the disposition of any stock received as a stock award under the 2012 Plan, the difference between the sale price and the recipient’s basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held for more the one year from the date as of which he or she would be required to recognize any compensation income.

The Company will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the recipient, provided that amount constitutes an ordinary and necessary business expense for the Company and is reasonable in amount, and either the recipient includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

Nonqualified Stock Options.

An optionee generally is not taxable upon the grant of a nonqualified stock option granted under the 2012 Plan. Upon exercise of a nonqualified stock option granted under the 2012 Plan, an optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the shares of stock acquired on exercise of the option over the exercise price. If the optionee is an employee of the Company or a Related Entity, that income will be subject to the withholding of Federal income tax. The optionee’s tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and the optionee’s holding period for those shares will begin on that date.

If an optionee pays for shares of stock on exercise of an option by delivering shares of the Company’s stock, the optionee will not recognize gain or loss on the shares delivered, even if their fair market value at the time of exercise differs from the optionee’s tax basis in them. The optionee, however, otherwise will be taxed on the exercise of the option in the manner described above as if the optionee had paid the exercise price in cash. If a separate identifiable stock certificate or other indicia of ownership is issued for that number of shares equal to the number of shares delivered on exercise of the option, the optionee’s tax basis in the shares represented by that certificate or other indicia of ownership will be equal to the optionee’s tax basis in the shares delivered, and his holding period for those shares will include the optionee’s holding period for the shares delivered. The optionee’s tax basis and holding period for the additional shares received on exercise of the option will be the same as if the optionee had exercised the option solely in exchange for cash.

The Company will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the optionee, provided that amount constitutes an ordinary and necessary business expense for the Company and is reasonable in amount, and either the optionee includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

Incentive Stock Options.

Under the Code, an optionee generally is not subject to tax upon the grant or exercise of an ISO. In addition, if the optionee holds a share received on exercise of an ISO for at least two years from the date the option was granted and at least one year from the date the option was exercised, which we refer to as the “Required Holding Period,” the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder’s tax basis in that share will be long-term capital gain or loss.

If, however, an optionee disposes of a share acquired on exercise of an ISO before the end of the Required Holding Period, which we refer to as a Disqualifying Disposition, the optionee generally will recognize ordinary income in the year of the Disqualifying Disposition equal to the excess, if any, of the fair market value of the share on the date the ISO was exercised over the exercise price. If, however, the Disqualifying Disposition is a sale or exchange on which a loss, if realized, would be recognized for Federal income tax purposes, and if the sales proceeds are less than the fair market value of the share on the date of exercise of the option, the amount of ordinary income recognized by the optionee will not exceed the gain, if any, realized on the sale. If the amount realized on a Disqualifying Disposition exceeds the fair market value of the share on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

An optionee who exercises an ISO by delivering shares of stock acquired previously pursuant to the exercise of an ISO before the expiration of the Required Holding Period for those shares is treated as making a Disqualifying Disposition of those shares. This rule prevents “pyramiding” or the exercise of an ISO (that is, exercising an ISO for one share and using that share, and others so acquired, to exercise successive ISOs) without the imposition of current income tax.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired on exercise of an ISO exceeds the exercise price of that option generally will be an adjustment included in the optionee’s alternative minimum taxable income for the year in which the option is exercised. If, however, there is a Disqualifying Disposition of the share in the year in which the option is exercised, there will be no adjustment with respect to that share. If there is a Disqualifying Disposition in a later year, no income with respect to the Disqualifying Disposition is included in the optionee’s alternative minimum taxable income for that year. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the option is exercised.

The Company is not allowed an income tax deduction with respect to the grant or exercise of an incentive stock option or the disposition of a share acquired on exercise of an incentive stock option after the Required Holding Period. However, if there is a Disqualifying Disposition of a share, the Company is allowed a deduction in an amount equal to the ordinary income includible in income by the optionee, provided that amount constitutes an ordinary and necessary business expense for the Company and is reasonable in amount, and either the optionee includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

Stock Appreciation Rights.

The Company may grant SARs separate from any other Award, which we refer to as Stand-Alone SARs, or in tandem with options, which we refer to as Tandem SARs, under the 2012 Plan. Generally, the recipient of a Stand-Alone SAR will not recognize any taxable income at the time the Stand-Alone SAR is granted.

With respect to Stand-Alone SARs, if the recipient receives the appreciation inherent in the SARs in cash, the cash will be taxable as ordinary compensation income to the recipient at the time that the cash is received. If the recipient receives the appreciation inherent in the SARs in shares of stock, the recipient will recognize ordinary compensation income equal to the excess of the fair market value of the stock on the day it is received over any amounts paid by the recipient for the stock.

With respect to Tandem SARs, if the recipient elects to surrender the underlying option in exchange for cash or shares of stock equal to the appreciation inherent in the underlying option, the tax consequences to the recipient will be the same as discussed above relating to the Stand-Alone SARs. If the recipient elects to exercise the underlying option, the holder will be taxed at the time of exercise as if he or she had exercised a nonqualified stock option (discussed above), i.e., the recipient will recognize ordinary income for federal tax purposes measured by the excess of the then fair market value of the shares of stock over the exercise price.

In general, there will be no federal income tax deduction allowed to the Company upon the grant or termination of Stand-Alone SARs or Tandem SARs. Upon the exercise of either a Stand-Alone SAR or a Tandem SAR, however, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the recipient is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Code.

Dividend Equivalents.

Generally, the recipient of a dividend equivalent award will recognize ordinary compensation income at the time the dividend equivalent award is received equal to the fair market value of the amount received. The Company generally will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the recipient is required to recognize as a result of the dividend equivalent award, provided that the deduction is not otherwise disallowed under the Code.

Section 162(m) Limitations.

Section 162(m) to the Code generally disallows a public company’s tax deduction for compensation to covered employees in excess of $1,000,000 in any tax year. However, compensation that qualifies as “performance-based compensation” is excluded from the $1,000,000 deductibility cap, and therefore remains fully deductible by the company that pays it. We intend that Awards granted to participants under the 2012 Plan whom the Committee expects to be covered employees at the time a deduction arises in connection with such Awards, will, if and to the extent so intended by the Committee, be granted in a manner that will qualify as such “performance-based compensation,” so that such Awards would not be subject to the Section 162(m) of the Code deductibility cap of $1,000,000. Future changes in Section 162(m) of the Code or the regulations thereunder may adversely affect our ability to ensure that Awards under the 2012 Plan will qualify as “performance-based compensation” that are fully deductible by us under Section 162(m) of the Code.

Section 409A of the Code.

The 2012 Plan is intended to comply with Section 409A of the Code to the extent that such section would apply to any Award under the 2012 Plan. Section 409A of the Code governs the taxation of deferred compensation. Any participant that is granted an Award that is deemed to be deferred compensation, such as a grant of restricted stock units that does not qualify for an exemption from Section 409A of the Code, and does not comply with Section 409A of the Code could be subject to immediate taxation on the Award as soon as the Award is no longer subject to a substantial risk of forfeiture (even if the Award is not exercisable) and an additional 20% tax (and a further additional tax based upon an amount of interest determined under Section 409A of the Code) on the value of the Award.

Importance of Consulting Tax Adviser.

The information set forth above is a summary only and does not purport to be complete. In addition, the information is based upon current Federal income tax rules and therefore is subject to change when those rules change. Moreover, because the tax consequences to any recipient may depend on his or her particular situation, each recipient should consult his or her tax adviser as to the Federal, state, local and other tax consequences of the grant or exercise of an Award or the disposition of stock acquired as a result of an Award.

The Board of Directors recommends a vote “FOR” the Epoch Holding Corporation 2012 Long-Term Incentive Compensation Plan.

AUDIT COMMITTEE REPORT

The Audit Committee assists the Board of Directors in its oversight of the financial accounting and reporting of Epoch. In addition to selecting the Company’s independent registered public accounting firm (“independent auditor”), the Audit Committee is responsible for monitoring (i) the quality and integrity of the Company’s financial statements, (ii) the Company’s system of disclosure controls and its system of internal controls over financial reporting, (iii) the qualifications, independence, and performance of the Company’s independent auditor, and (iv) the compliance by the Company with all applicable legal and regulatory requirements. The Audit Committee consists of three independent directors and operates under a written charter adopted and approved by the Board of Directors. Each Audit Committee member, during the fiscal year ended June 30, 2012, and as of the date of the adoption of this report, is independent under the standards established by the Board and the NASDAQ. The Board of Directors has also determined that each member of the Audit Committee qualifies as an “audit committee financial expert” as defined by the SEC.

The Audit Committee held four meetings during the fiscal year ended June 30, 2012. The meetings were intended, among other things, to facilitate communication among the Audit Committee, management, and the independent auditor, CF & Co., L.L.P. The Audit Committee reviewed with management and its independent auditor the overall scope and plans for the respective audit and discussed with both management and the independent auditor the results of their examinations and their evaluations of Epoch’s internal controls. The Audit Committee’s discussions with management and the independent auditor included a review of significant accounting policies applied by Epoch in its financial statements. The Committee meets with the independent auditor, with and without management present, to discuss the results of its examinations, its evaluation of the Company’s internal controls and the overall quality of the Company’s financial reporting. Additionally, at each meeting, the Audit Committee received a report from the Company’s Chief Compliance Officer and from outside counsel.

For fiscal year 2012, management completed the documentation, testing and evaluation of the Company’s system of internal control over financial reporting in response to the requirements set forth in Section 404 of the Sarbanes-Oxley Act of 2002, and related regulations. The Audit Committee monitored the progress of the evaluation and provided oversight and guidance to management during the process. In connection with this oversight, the Audit Committee received periodic updates provided by management and the independent auditor. At the conclusion of the process, management provided the Audit Committee with a report on management’s assessment of the effectiveness of internal control over financial reporting as of June 30, 2012, and the independent auditor provided the Audit Committee with its related attestation report.

Epoch’s management is responsible for the financial reporting process, for the preparation, presentation and integrity of the consolidated financial statements in accordance with generally accepted accounting principles, and for the establishment and effectiveness of Epoch’s internal controls and procedures designed to assure compliance with accounting standards and laws and regulations. Epoch’s independent auditor is responsible for auditing those financial statements in accordance with generally accepted auditing standards and for attesting to the effectiveness of Epoch’s internal control over financial reporting. The Audit Committee monitors and reviews these processes. The members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by management and the independent auditor.

The Audit Committee has reviewed and discussed Epoch’s audited consolidated financial statements and related footnotes as of, and for the fiscal year ended, June 30, 2012 with management and Epoch’s independent auditor. The Audit Committee has also discussed with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended (AICPA, Professional Standards, Vol. 1. AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, including the quality, not just the acceptability, of the significant accounting policies, the reasonableness of management judgments and estimates, and the clarity of disclosures in the financial statements.

Furthermore, the Audit Committee has received the written disclosures and the letter from the independent auditor required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning independence, and has discussed with the independent auditor its independence from Epoch and its management. When considering the independent auditor’s independence, the Audit Committee considered whether its provision of services to Epoch beyond those rendered in connection with their audit and review of Epoch’s consolidated financial statements were compatible with maintaining their independence. The Audit Committee also reviewed, among other things, the amount of fees paid to the independent auditor for audit and non-audit services.

Based on the reviews, reports and discussions described in this Report, and subject to the limitations of the Audit Committee’s role and responsibilities referred to above, the Audit Committee recommended to the Board of Directors that Epoch’s audited consolidated financial statements as of, and for the fiscal year ended, June 30, 2012 be included in Epoch’s Annual Report on Form 10-K filed with the SEC.

Respectfully Submitted:

The Audit Committee

Enrique R. Arzac, Chairman

Jeffrey L. Berenson

Peter A. Flaherty

PROPOSAL 4—RATIFICATION OF THE APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board is directly responsible for the appointment, compensation and retention of the Company’s independent registered public accounting firm. The Audit Committee has appointed CF & Co., L.L.P. (“CF & Co.”) as the independent registered public accounting firm of our Company for the fiscal year ending June 30, 2013, and the Board asks stockholders to ratify that selection as part of good corporate governance practices. Representatives of CF & Co. are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so, and will be available to respond to questions, as applicable.

If the stockholders fail to ratify the selection, the Audit Committee may, but is not required to, reconsider whether to retain CF & Co. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interest of the Company and its stockholders.

The Board of Directors recommends a vote “FOR” the ratification of the appointment of CF & Co., L.L.P. as our independent registered public accounting firm for the fiscal year ending June 30, 2013.

Pre-Approval Policies and Procedures

The Audit Committee, or any member designated by the Audit Committee Chairman, approves in advance all audit and any non-audit services rendered by CF & Co. to Epoch and its consolidated subsidiaries. Any member to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee has considered the role of CF & Co. in providing tax services to the Company and has concluded that such services are compatible with CF & Co.’s independence as the Company’s independent registered public accounting firm. CF & Co. does not provide any business consulting or other non-audit services to the Company.

All audit, audit-related and tax services performed by CF & Co. which required pre-approval, as defined in our Audit Committee’s policies and procedures, were pre-approved. There were no services other than audit, audit-related and tax services provided by CF & Co. in fiscal years 2012 and 2011.

Fees Paid to Independent Registered Public Accounting Firm

The aggregate fees paid or accrued by the Company for professional services rendered for the audit of our annual financial statements included in our Annual Report on Form 10-K, for the review of the financial statements included in our Quarterly Reports on Form 10-Q, and for tax services for the fiscal years ended June 30, 2012 and 2011 were as follows (dollars in thousands):

	2012	2011
Audit Fees(1)	$311	$289
Audit-Related Fees(2)	20	20
Tax Fees(3)	115	54

Total Fees	$446	$363

(1)

Audit fees were for the audit of the Company’s consolidated financial statements included in the Company’s Annual Report and audit of internal control over financial reporting, as well as review of consolidated financial statements included in the Company’s Quarterly Reports, and consultations on accounting and financial reporting matters. Audit fees also include travel expenses.

(2)

Audit-related fees for fiscal years 2012 and 2011 are for audit services provided in connection with statutory or regulatory filings, review of the Proxy Statement, and attendance at the Annual Stockholders’ Meeting.

(3)	Tax fees include consultations on various tax matters in fiscal years 2012 and 2011.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of October 4, 2012, certain information regarding the shares of our Common Stock beneficially owned by each (i) named executive officer, (ii) director, (iii) beneficial holder of more than five percent of the outstanding shares of our Common Stock, and (iv) all directors and executive officers of our Company as a group.

Named Executive Officer, Director, Beneficial Holder or Identity of Group	Amount and Nature of Beneficial Ownership of Common Stock(1)	Percent of Shares Beneficially Owned(2)
Named Executive Officers:
William W. Priest(5)	2,344,670	9.9%
Timothy T. Taussig(6)	1,031,941	4.4%
David N. Pearl(3)(7)	845,613	3.6%
Adam Borak(3)	105,820	*

Directors:
Jeffrey L. Berenson(4)	1,669,411	7.0%
Allan R. Tessler(4)(8)	627,786	2.7%
Peter A. Flaherty(4)	77,980	*
Enrique R. Arzac(4)	63,024	*
John L. Cecil(4)	18,129	*

Beneficial Holders:
Keeley Asset Management Corp.(9)	2,174,444	9.2%
Janus Capital Management LLC(10)	1,932,366	8.2%
General American Investors Company, Inc.(11)	1,666,667	7.0%
GAMCO Investors, Inc. et al(12)	1,289,118	5.4%
JP Morgan Chase & Co.(13)	1,236,401	5.2%
All Named Executives and Directors as a group (9 persons)	6,784,374	28.6%

*	Less than one percent of issued and outstanding Common Stock.

(1)

Unless otherwise indicated, includes shares owned by a spouse, minor children, relatives sharing the same home, and entities owned or controlled by the named person. In computing the number of shares of Common Stock beneficially owned, such persons and entities are also deemed under SEC Rule 13d-3 to beneficially own any shares that they have the right to acquire within sixty (60) days of October 4, 2012 through the exercise of stock options. Unless otherwise noted, shares are owned of record and beneficially by the named person.

(2)

Based upon 23,683,835 shares of Common Stock outstanding as of October 4, 2012. For purposes of computing the percentage of outstanding shares of Common Stock beneficially owned by such person or entity, shares of stock subject to the conversion of stock options that are currently exercisable or become exercisable within 60 days of October 4, 2012 are deemed to be outstanding for the holder thereof, but are not deemed to be outstanding for purposes of computing the ownership percentage of any other person.

(3)	Includes, for the individuals listed below, the following number of shares subject to options exercisable within 60 days from October 4, 2012:

Option Holder	Number of Shares
Mr. Pearl	37,114
Mr. Borak	38,938

(4)	c/o Epoch Holding Corporation, 640 Fifth Avenue, 18th Floor, New York, New York 10019.

(5)	Includes 240,683 shares held by a trust established by Mr. Priest for estate planning purposes, and 528,703 shares held by spouse.

(6)	Includes 721,251 shares held by trusts established by Mr. Taussig for estate planning purposes.

(7)	Includes 514,900 shares held by trusts established by Mr. Pearl for estate planning purposes.
(8)	Includes 300,962 shares held by ART/FGT Family Partners Ltd. and 69,179 shares held by the Tessler Family Limited Partnership.

(9)	Based solely upon a Schedule 13F-HR for the period ended June 30, 2012, filed by Keeley Asset Management Corp., 401 South LaSalle Street, Suite 1201, Chicago, Illinois 60605 on August 14, 2012.

(10)	Based solely upon a Schedule 13F-HR for the period ended June 30, 2012, filed by Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206 on August 14, 2012.

(11)	Based solely upon a Schedule 13F-HR for the period ended June 30, 2012, filed by General American Investors Company, Inc., 100 Park Avenue, 35th Floor, New York, New York 10017 on August 6, 2012.

(12)	Based solely upon Schedules 13F-HR for the period ended June 30, 2012, filed by GAMCO Investors, Inc. et al, One Corporate Center, Rye, New York, 10580 on August 14, 2012.

(13)	Based solely upon a Schedule 13F-HR for the period ended June 30, 2012, filed by JP Morgan Chase & Co., 270 Park Avenue, New York, New York 10017 on August 9, 2012.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Under the Audit Committee’s charter, and consistent with NASDAQ rules, all material transactions involving related parties are subject to approval by the Audit Committee. We have a written policy addressing the review and approval of related party transactions that is entitled our Conflicts of Interest Policy and is included in the Company’s Code of Ethics and Business Conduct. The Conflicts of Interest Policy provides that, except with the Board of Directors’ prior knowledge and consent, no director, officer or employee of Epoch or its subsidiaries may be involved in a transaction or relationship that gives rise to a “conflict of interest” with Epoch. The policy defines “conflict of interest” as an occurrence where a director, officer or employee’s private interests interfere, or appear to interfere, in any way with the Company’s interests as a whole, and specifically includes all related party transactions and relationships we are required to disclose in our proxy statement.

In the event the Board of Directors’ consent to a conflict of interest is sought, the request must be addressed to our compliance officer (or, where the matter involves the compliance officer, to the Audit Committee) and referred to the Audit Committee for its consideration. If the matter involves any member of the Audit Committee, the matter is required to be addressed by the disinterested members of the Board of Directors. A majority of the members of the Audit Committee (or a majority of the disinterested members of the Board of Directors, where applicable) must approve any request. The terms of any transaction consented to must be as favorable to us as the terms would be if the transaction were entered into with an unrelated third party.

In April 2012, the Company entered into a consulting agreement with one of our directors, Mr. Cecil, which was approved by the Audit Committee and the disinterested members of the Board of Directors. Mr. Cecil is providing assistance with the Company’s strategic planning initiatives, in conjunction with his services as a Board member. The Company incurred $100,000 of expense for these consulting services during the fiscal year ended June 30, 2012.

There have been no other related party transactions, or proposed transactions, with our Company, or its subsidiaries in an amount exceeding $120,000, or in which a director, director nominee, executive officer, holder of more than 5% of our common stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, since the end of the prior fiscal year ended June 30, 2011.

From time to time, our directors, executive officers and employees, members of their immediate families and companies or affiliates of companies that employ our independent directors may have investments in various investment vehicles or accounts sponsored or managed by us or utilize our products or services in the ordinary course of business on substantially the same terms as those prevailing at the time for comparable products or services provided to unaffiliated third parties.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors, executive officers, and beneficial owners of more than ten percent (10%) of the Company’s equity securities to file reports of their ownership and changes in ownership of the Company’s equity securities with the SEC, generally within two business days of a reportable transaction. As a practical matter, the Company seeks to assist its directors and executives by monitoring transactions and completing and filing reports on their behalf.

Based solely on a review of the Section 16 reports prepared by or furnished to the Company, the Company believes that during the fiscal year ended June 30, 2012, the Company’s officers, directors and greater than ten percent beneficial owners complied with all applicable Section 16(a) filing requirements

AVAILABLE INFORMATION

The Company maintains a website which contains current information on operations and other corporate governance matters. The website address is www.eipny.com. Through the “Investor Relations” section of our website, we make available, free of charge, our Annual Report on Form 10-K and our Proxy, as well as Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and any amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC.

SUBMISSION OF STOCKHOLDER PROPOSALS

Requirements for Stockholder Proposals to Be Considered for Inclusion in Our 2012 Proxy Materials. Stockholders may submit proposals appropriate for stockholder action at meetings of our stockholders in accordance with Rule 14a-8 under the Exchange Act. For such a proposal to be included in our proxy materials relating to the annual meetings of Stockholders, all applicable requirements of Rule 14a-8 must be satisfied and such proposals must be received by us not later than the 120th day and not earlier than the 150th day prior to the first year anniversary of the mailing date of this year’s proxy materials. Accordingly, a stockholder proposal intended to be considered at the 2013 Annual Meeting must be received by the Corporate Secretary after May 21, 2013 and no later than June 20, 2013. Such proposals should be delivered to Epoch Holding Corporation, Attention: Adam Borak, Corporate Secretary, 640 Fifth Avenue, 18th Floor, New York, New York 10019. The submission of a stockholder proposal does not guarantee that it will be included in our 2013 Proxy Statement.

By-Law Requirements for Stockholder Proposals to Be Brought Before the Annual Meeting. Our By-Laws provide that, except in the case of proposals made in accordance with Rule 14a-8, for stockholder nominations to the Board of Directors or other proposals to be considered at an annual meeting, the stockholder must have given timely notice thereof in writing to the Corporate Secretary at our Corporate Headquarters not less than 60 nor more than 90 days prior to the date of the 2013 Annual Meeting. Note, however, that if we provide less than 70 days notice or prior public disclosure to stockholders of the date of the 2013 Annual Meeting, any stockholder proposal or nomination not submitted pursuant to Rule 14a-8 must be submitted to us not later than the close of business on the tenth day following the day on which notice of the date of the meeting was mailed or public disclosure was made.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to multiple stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

If you are a stockholder of record, the Company is delivering only one Notice of Internet Availability of Proxy Materials, Proxy Statement and Annual Report to multiple stockholders that share the same address unless we have received contrary instructions from one or more of such stockholders. Upon oral or written request, the Company will deliver promptly a separate copy of the Notice, this Proxy Statement or the Annual Report to a stockholder at a shared address to which a single copy of these documents was delivered. If you are a stockholder at a shared address to which the Company delivered a single copy of this Proxy Statement or the Annual Report and you desire to receive a separate copy of the Notice, this Proxy Statement or the Annual Report, or if you desire to notify us that you wish to receive a separate copy of such materials in the future, or if you are a stockholder at a shared address to which the Company delivered multiple copies of each of these documents and you desire to receive one copy in the future, please submit your request in writing to Broadridge Financial Solutions, Inc., Householding Department, 51 Mercedes Way, Edgewood, New York 11717 or call the Company at (212) 303-7200.

If you are a beneficial owner whereby a broker, bank or other nominee holds your shares in the Company, please contact the broker, bank or other nominee directly if you have questions, require additional copies of the Notice of Internet Availability, this Proxy Statement or the Annual Report, or wish to receive separate copies of such materials in the future by revoking your consent to householding.

ELECTRONIC ACCESS TO ANNUAL MEETING MATERIALS

Prior to the Annual Meeting, stockholders will be able to vote and access these documents, at www.proxyvote.com. At the Annual Meeting, stockholders will be able to attend, vote, access these documents and submit questions by visiting www.virtualshareholdermeeting.com/ephc2012.

The Company also makes these documents available through the “Investor Relations” link of the Company’s website at www.eipny.com. If you receive your proxy materials by mail, we encourage you to elect to receive future copies of proxy statements and annual reports electronically. To enroll in the online program, go to www.proxyvote.com, click on Stockholder Electronic Delivery and follow the enrollment instructions. Upon completion of enrollment, you will receive an e-mail confirming the election to use the electronic delivery services. The enrollment in the online program will remain in effect for as long as your brokerage account is active or until enrollment is cancelled. Enrolling to receive proxy materials online will save the Company the cost of printing and mailing documents, as well as help preserve natural resources.

INCORPORATION BY REFERENCE

This Proxy Statement incorporates by reference certain information included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2012, including our audited financial statements and supplementary data, our management’s discussion and analysis of financial condition and results of operations, and our quantitative and qualitative disclosures about market risk. If you would like to receive a copy of any exhibits listed in our Annual Report on Form 10-K for the year ended June 30, 2012, please call or submit a request in writing to Epoch Holding Corporation, Attention: Adam Borak, Corporate Secretary, 640 Fifth Avenue, 18th Floor, New York, New York 10019, (212) 303-7200, and we will provide you with a copy of the exhibits at no charge.

TRANSACTION OF OTHER BUSINESS

At the date of this Proxy Statement, the only business which the Board of Directors intends to present or knows that others will present at the Annual Meeting is as set forth above. If any other matter or matters are properly brought before the Annual Meeting, or any adjournment or postponement thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

EPOCH HOLDING CORPORATION

2012 LONG-TERM INCENTIVE COMPENSATION PLAN

EPOCH HOLDING CORPORATION

2012 LONG-TERM INCENTIVE COMPENSATION PLAN

EPOCH HOLDING CORPORATION

2012 LONG-TERM INCENTIVE COMPENSATION PLAN

1.           Purpose.    The purpose of the EPOCH HOLDING CORPORATION 2012 LONG-TERM INCENTIVE COMPENSATION PLAN (the “Plan”) is to assist Epoch Holding Corporation, a Delaware corporation (the “Company”) in attracting, motivating, retaining and rewarding talented professionals, to ensure compensation is tied to performance, and to align the long-term interests of our officers, employees and directors with our stockholders. Equity-based compensation has been a significant component of compensation for the Company’s key employees. Multi-year vesting periods associated with the Company’s equity-based awards serve to enhance retention of key employees as well as collaboration. The Company believes equity-based compensation ties the Company’s employees to the best interests of the Company, the Company’s clients and stockholders, and provides employees a significant incentive to protect and enhance stockholder value.

2.           Definitions.    For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof and elsewhere herein.

(a)           “Award” means any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Share granted as a bonus or in lieu of another Award, Dividend Equivalent, Other Stock-Based Award or Performance Award, together with any other right or interest, granted to a Participant under the Plan.

(b)           “Award Agreement” means any written agreement, contract or other instrument or document evidencing any Award granted by the Committee hereunder.

(c)           “Beneficiary” means the person, persons, trust or trusts that have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant's death or to which Awards or other rights are transferred if and to the extent permitted under Section 10(b) hereof. If, upon a Participant's death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

(d)           “Beneficial Owner” and “Beneficial Ownership” shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act and any successor to such Rule.

(e)           “Board” means the Company's Board of Directors.

(f)           “Cause” shall, with respect to any Participant, have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, “Cause” shall have the equivalent meaning or the same meaning as “cause” or “for cause” set forth in any employment, consulting, or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the failure by the Participant to perform, in a reasonable manner, his or her duties as assigned by the Company or a Related Entity, (ii) any violation or breach by the Participant of his or her employment, consulting or other similar agreement with the Company or a Related Entity, if any, (iii) any violation or breach by the Participant of any non-competition, non-solicitation, non-disclosure and/or other similar agreement with the Company or a Related Entity, (iv) any act by the Participant of dishonesty or bad faith with respect to the Company (or a Related Entity), (v) use of alcohol, drugs or other similar substances in a manner that adversely affects the Participant’s work performance, or (vi) the commission by the Participant of any act, misdemeanor, or crime reflecting unfavorably upon the Participant or the Company or any Related Entity. The good faith determination by the Committee of whether the Participant’s Continuous Service was terminated by the Company for “Cause” shall be final and binding for all purposes hereunder.

(g)           “Change in Control” means a Change in Control as defined in Section 9(b) of the Plan.

(h)           “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

(i)           “Committee” means the Compensation Committee of the Board; provided, however, that if the Board fails to designate a committee or if there are no longer any members on the committee so designated by the Board, or for any other reason determined by the Board, then the Board shall serve as the Committee. While it is intended that the Committee shall consist of at least two directors, each of whom shall be (i) a “non-employee director” within the meaning of Rule 16b-3 (or any successor rule) under the Exchange Act, unless administration of the Plan by “non-employee directors” is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the Plan, (ii) an “outside director” within the meaning of Section 162(m) of the Code, and (iii) “Independent” (as defined herein), the failure of the Committee to be so comprised shall not invalidate any Award that otherwise satisfies the terms of the Plan.

(j)           “Consultant” means any Person (other than an Employee or a Director, solely with respect to rendering services in such Person’s capacity as a director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

(k)           “Continuous Service” means the uninterrupted provision of services to the Company or any Related Entity in any capacity of Employee, Director, Consultant or other service provider. Continuous Service shall not be considered to be interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entities, or any successor entities, in any capacity of Employee, Director, Consultant or other service provider, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director, Consultant or other service provider (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.

(l)           “Covered Employee” means the Person who, as of the end of the taxable year, either is the principal executive officer of the Company or is serving as the acting principal executive officer of the Company, and each other Person whose compensation is required to be disclosed in the Company’s filings with the Securities and Exchange Commission by reason of that person being among the three highest compensated officers of the Company as of the end of a taxable year, or such other person as shall be considered a “covered employee” for purposes of Section 162(m) of the Code.

(m)           “Director” means a member of the Board or the board of directors of any Related Entity.

(n)           “Disability” means a permanent and total disability (within the meaning of Section 22(e) of the Code), as determined by a medical doctor satisfactory to the Committee.

(o)           “Dividend Equivalent” means a right, granted to a Participant under Section 6(g) hereof, to receive cash, Shares, other Awards or other property equal in value to regular dividends paid with respect to a specified number of Shares, or other periodic payments.

(p)           “Effective Date” means the effective date of the Plan, which shall be November 28, 2012.

(q)           “Eligible Person” means each officer, Director, Employee, Consultant and other person who provides services to the Company or any Related Entity. The foregoing notwithstanding, only Employees of the Company, or any parent corporation or subsidiary corporation of the Company (as those terms are defined in Sections 424(e) and (f) of the Code, respectively), shall be Eligible Persons for purposes of receiving any Incentive Stock Options. An Employee on leave of absence may, in the discretion of the Committee, be considered as still in the employ of the Company or a Related Entity for purposes of eligibility for participation in the Plan.

(r)           “Employee” means any person, including an officer or Director, who is an employee of the Company or any Related Entity. The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

(s)           “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

(t)           “Fair Market Value” means the fair market value of Shares, Awards or other property as determined by the Committee, or under procedures established by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of a Share as of any given date shall be the closing sale price per Share reported on a consolidated basis for stock listed on the principal stock exchange or market on which Shares are traded on the date as of which such value is being determined (or as of such later measurement date as determined by the Committee on the date the Award is authorized by the Committee), or, if there is no sale on that date, then on the last previous day on which a sale was reported.

(u)           “Good Reason” shall, with respect to any Participant, have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, “Good Reason” shall have the equivalent meaning or the same meaning as “good reason” or “for good reason” set forth in any employment, consulting or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the assignment to the Participant of any duties inconsistent in any material respect with the Participant's position, authority, duties or responsibilities as assigned by the Company or a Related Entity, or any other action by the Company or a Related Entity which results in a material diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company or a Related Entity promptly after receipt of notice thereof given by the Participant; or (ii) any material failure by the Company or a Related Entity to comply with its obligations to the Participant as agreed upon, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Company or a Related Entity promptly after receipt of notice thereof given by the Participant.

(v)           “Incentive Stock Option” means any Option intended to be designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.

(w)           “Independent”, when referring to either the Board or members of the Committee, shall have the same meaning as used in the rules of the Listing Market.

(x)           “Incumbent Board” means the Incumbent Board as defined in Section 9(b)(ii) hereof.

(y)           “Listing Market” means the NASDAQ Stock Market or any other national securities exchange on which any securities of the Company are listed for trading.

(z)           “Option” means a right granted to a Participant under Section 6(d) hereof, to purchase Shares or other Awards at a specified price during specified time periods.

(aa)         “Optionee” means a person to whom an Option is granted under this Plan or any person who succeeds to the rights of such person under this Plan.

(bb)        “Other Stock-Based Awards” means Awards granted to a Participant under Section 6(i) hereof.

(cc)         “Participant” means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

(dd)         “Performance Award” means any Award of Performance Shares or Performance Units granted pursuant to Section 6(h) hereof.

(ee)         “Performance Period” means that period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are to be measured.

(ff)         “Performance Share” means any grant pursuant to Section 6(h) hereof of a unit valued by reference to a designated number of Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

(gg)         “Performance Unit” means any grant pursuant to Section 6(h) hereof of a unit valued by reference to a designated amount of property (including cash) other than Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

(hh)         “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a “group” as defined in Section 13(d) thereof.

(ii)         “Prior Plan” means the Epoch Holding Corporation 2004 Omnibus Long-Term Incentive Compensation Plan, as amended and restated.

(jj)         “Related Entity” means any Subsidiary, and any business, corporation, partnership, limited liability company or other entity designated by the Board, in which the Company or a Subsidiary holds a substantial ownership interest, directly or indirectly.

(kk)         “Restricted Stock” means any Share issued with the restriction that the holder may not sell, transfer, pledge or assign such Share and with such risks of forfeiture and other restrictions as the Committee, in its sole discretion, may impose (including any restriction on the right to vote such Share and the right to receive any dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

(ll)           “Restricted Stock Award” means an Award granted to a Participant under Section 6(b) hereof.

(mm)      “Restricted Stock Unit” means a right to receive Shares, including Restricted Stock, cash measured based upon the value of Shares, or a combination thereof, at the end of a specified deferral period.

(nn)         “Restricted Stock Unit Award” means an Award of Restricted Stock Unit granted to a Participant under Section 6(c) hereof.

(oo)         “Restriction Period” means the period of time specified by the Committee that Restricted Stock Awards shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose.

(pp)         “Rule 16b-3” means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

(qq)         “Stockholder Approval Date” means the date on which this Plan is approved by stockholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Sections 162(m) and 422 of the Code, Rule 16b-3 under the Exchange Act and applicable requirements under the rules of the Listing Market.

(rr)          “Shares” means the shares of common stock of the Company, par value $0.01 per share, and such other securities as may be substituted (or resubstituted) for Shares pursuant to Section 10(c) hereof.

(ss)          “Stock Appreciation Right” means a right granted to a Participant under Section 6(e) hereof.

(tt)           “Subsidiary” means any corporation or other entity in which the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of the then outstanding securities or interests of such corporation or other entity entitled to vote generally in the election of directors or in which the Company has the right to receive 50% or more of the distribution of profits or 50% or more of the assets on liquidation or dissolution.

(uu)          “Substitute Awards” means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, Awards previously granted, or the right or obligation to make future Awards, by a company (i) acquired by the Company or any Related Entity, (ii) which becomes a Related Entity after the date hereof, or (iii) with which the Company or any Related Entity combines.

3.           Administration.

(a)           Authority of the Committee.    The Plan shall be administered by the Committee, except to the extent (and subject to the limitations imposed by Section 3(b) hereof) the Board elects to administer the Plan, in which case the Plan shall be administered by only those members of the Board who are Independent members of the Board, in which case references herein to the “Committee” shall be deemed to include references to the Independent members of the Board. The Committee shall have full and final authority, subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award Agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, construe and interpret the Plan and Award Agreements and correct defects, supply omissions or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. In exercising any discretion granted to the Committee under the Plan or pursuant to any Award, the Committee shall not be required to follow past practices, act in a manner consistent with past practices, or treat any Eligible Person or Participant in a manner consistent with the treatment of any other Eligible Persons or Participants.

(b)           Manner of Exercise of Committee Authority.    The Committee, and not the Board, shall exercise sole and exclusive discretion (i) on any matter relating to a Participant then subject to Section 16 of the Exchange Act with respect to the Company to the extent necessary in order that transactions by such Participant shall be exempt under Rule 16b-3 under the Exchange Act, (ii) with respect to any Award that is intended to qualify as “performance-based compensation” under Section 162(m), to the extent necessary in order for such Award to so qualify; and (iii) with respect to any Award to an Independent Director. Any action of the Committee shall be final, conclusive and binding on all persons, including the Company, its Related Entities, Eligible Persons, Participants, Beneficiaries, transferees under Section 10(b) hereof or other persons claiming rights from or through a Participant, and stockholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any Related Entity, or committees thereof, the authority, subject to such terms and limitations as the Committee shall determine, to perform such functions, including administrative functions as the Committee may determine to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d)(1) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company and will not cause Awards intended to qualify as “performance-based compensation” under Code Section 162(m) to fail to so qualify. The Committee may appoint agents to assist it in administering the Plan.

(c)           Limitation of Liability.    The Committee and the Board, and each member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or Employee, the Company's independent auditors, Consultants or any other agents assisting in the administration of the Plan. Members of the Committee and the Board, and any officer or Employee acting at the direction or on behalf of the Committee or the Board, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

(d)           Clawback.    The Committee shall have full authority to implement any policies and procedures that it determines to be necessary or appropriate to comply with Section 10D of the Exchange Act and any rules promulgated thereunder, including without limitation, including in any Award Agreement, or amending any outstanding Award Agreement to include, language for the clawback (recapture) by the Company of any benefits under the Award Agreement that the Committee deems necessary or appropriate to comply with that statutory provision and those rules.

4.           Shares Subject to Plan.

(a)           Limitation on Overall Number of Shares Available for Delivery Under Plan.    Subject to adjustment as provided in Section 10(c) hereof, the total number of Shares reserved and available for delivery under the Plan shall be 1,700,000, plus any Shares remaining available for delivery under the Prior Plan on the Stockholder Approval Date. Any Shares delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

(b)           Application of Limitation to Grants of Awards.    No Award may be granted if the number of Shares to be delivered in connection with such an Award exceeds the number of Shares remaining available for delivery under the Plan, minus the number of Shares deliverable in settlement of or relating to then outstanding Awards. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of Shares actually delivered differs from the number of Shares previously counted in connection with an Award.

(c)           Availability of Shares Not Delivered under Awards and Adjustments to Limits.

(i)           If any Awards are forfeited, expire or otherwise terminate without issuance of such Shares, or any Award is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award, the Shares to which those Awards were subject, shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, again be available for delivery with respect to Awards under the Plan, subject to Section 4(c)(iii) below.

(ii)           Substitute Awards shall not reduce the Shares authorized for delivery under the Plan or authorized for delivery to a Participant in any period. Additionally, in the event that a company acquired by the Company or any Related Entity or with which the Company or any Related Entity combines has shares available under a pre-existing plan approved by its stockholders, the shares available for delivery pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for delivery under the Plan if and to the extent that the use of such Shares would not require approval of the Company’s stockholders under the rules of the Listing Market.

(iii)           Any Share that again becomes available for delivery pursuant to this Section 4(c) shall be added back as one (1) Share.

(iv)           Notwithstanding anything in this Section 4(c) to the contrary but subject to adjustment as provided in Section 10(c) hereof, the maximum aggregate number of Shares that may be delivered under the Plan as a result of the exercise of the Incentive Stock Options shall be 1,700,000 Shares.

(d)           No Further Awards Under Prior Plan.    In light of the adoption of this Plan, no further awards shall be made under the Prior Plan after the Stockholder Approval Date.

5.           Eligibility; Per-Person Award Limitations.    Awards may be granted under the Plan only to Eligible Persons. Subject to adjustment as provided in Section 10(c), in any fiscal year of the Company during any part of which the Plan is in effect, no Participant may be granted (i) Options or Stock Appreciation Rights with respect to more than 125,000 Shares or (ii) Restricted Stock, Restricted Stock Units, Performance Shares and/or Other Stock-Based Awards with respect to more than 125,000 Shares. In addition, the maximum dollar value payable to any one Participant with respect to Performance Units is (x) $3,000,000 with respect to any 12 month Performance Period (pro-rated for any Performance Period that is less than 12 months based upon the ratio of the number of days in the Performance Period as compared to 365), and (y) with respect to any Performance Period that is more than 12 months, $3,000,000 multiplied by the number of full 12 months periods that are in the Performance Period.

6.           Specific Terms of Awards.

(a)           General.    Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 10(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of the Participant’s Continuous Service and terms permitting a Participant to make elections relating to his or her Award. Except as otherwise expressly provided herein, the Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the Plan. Except in cases in which the Committee is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of Delaware law, no consideration other than services may be required for the grant (as opposed to the exercise) of any Award.

(b)           Restricted Stock Awards.    The Committee is authorized to grant Restricted Stock Awards to any Eligible Person on the following terms and conditions:

(i)           Grant and Restrictions.    Restricted Stock Awards shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, or as otherwise provided in this Plan during the Restricted Period. The terms of any Restricted Stock Award granted under the Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the

Committee and not inconsistent with the Plan. The restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award Agreement relating to a Restricted Stock Award, a Participant granted Restricted Stock shall have all of the rights of a stockholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee). During the period that the Restricted Stock Award is subject to a risk of forfeiture, subject to Section 10(b) below and except as otherwise provided in the Award Agreement, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.

(ii)           Forfeiture.    Except as otherwise determined by the Committee, upon termination of a Participant's Continuous Service during the applicable Restriction Period, the Participant's Restricted Stock that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited and reacquired by the Company; provided that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to Restricted Stock Awards shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Stock.

(iii)           Certificates for Stock.    Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

(iv)           Dividends and Splits.    As a condition to the grant of a Restricted Stock Award, the Committee may require or permit a Participant to elect that any cash dividends paid on a Share of Restricted Stock be automatically reinvested in additional Shares of Restricted Stock or applied to the purchase of additional Awards under the Plan. Unless otherwise determined by the Committee, Shares distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Shares or other property have been distributed.

(c)           Restricted Stock Unit Award.    The Committee is authorized to grant Restricted Stock Unit Awards to any Eligible Person on the following terms and conditions:

(i)           Award and Restrictions.    Satisfaction of a Restricted Stock Unit Award shall occur upon expiration of the deferral period specified for such Restricted Stock Unit Award by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, a Restricted Stock Unit Award shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee may determine. A Restricted Stock Unit Award may be satisfied by delivery of Shares, cash equal to the Fair Market Value of the specified number of Shares covered by the Restricted Stock Unit, or a combination thereof, as determined by the Committee at the date of grant or thereafter. Prior to satisfaction of a Restricted Stock Unit Award, a Restricted Stock Unit Award carries no voting or dividend or other rights associated with Share ownership.

(ii)          Forfeiture.    Except as otherwise determined by the Committee, upon termination of a Participant's Continuous Service during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Restricted Stock Unit Award), the Participant's Restricted Stock Unit Award that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited; provided that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to a Restricted Stock Unit Award shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of any Restricted Stock Unit Award.

(iii)         Dividend Equivalents.    Unless otherwise determined by the Committee at the date of grant, any Dividend Equivalents that are granted with respect to any Restricted Stock Unit Award shall be either (A) paid with respect to such Restricted Stock Unit Award at the dividend payment date in cash or in Shares of unrestricted stock having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such Restricted Stock Unit Award and the amount or value thereof automatically deemed reinvested in additional Restricted Stock Units, other Awards or other investment vehicles, as the Committee shall determine or permit the Participant to elect. The applicable Award Agreement shall specify whether any Dividend Equivalents shall be paid at the dividend payment date, deferred or deferred at the election of the Participant. If the Participant may elect to defer the Dividend Equivalents, such election shall be made within 30 days after the grant date of the Restricted Stock Unit Award, but in no event later than 12 months before the first date on which any portion of such Restricted Stock Unit Award vests (or at such other times prescribed by the Committee as shall not result in a violation of Section 409A of the Code).

(d)           Options.    The Committee is authorized to grant Options to any Eligible Person on the following terms and conditions:

(i)           Exercise Price.    Other than in connection with Substitute Awards, the exercise price per Share purchasable under an Option shall be determined by the Committee, provided that such exercise price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of the Option and shall not, in any event, be less than the par value of a Share on the date of grant of the Option. If an Employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and an Incentive Stock Option is granted to such Employee, the exercise price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value of a Share on the date such Incentive Stock Option is granted. Other than pursuant to Section 10(c)(i) and (ii), the Committee shall not be permitted to (A) lower the exercise price per Share of an Option after it is granted, (B) cancel an Option when the exercise price per Share exceeds the Fair Market Value of the underlying Shares in exchange for another Award (other than in connection with Substitute Awards), or (C) take any other action with respect to an Option that may be treated as a repricing pursuant to the applicable rules of the Listing Market, without approval of the Company's stockholders.

(ii)          Time and Method of Exercise.    The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Options shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the methods by which the exercise price may be paid or deemed to be paid (including in the discretion of the Committee a cashless exercise procedure), the form of such payment, including, without limitation, cash, Shares (including without limitation the withholding of Shares otherwise deliverable pursuant to the Award), other Awards or awards granted under other plans of the Company or a Related Entity, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis provided that such deferred payments are not in violation of Section 13(k) of the Exchange Act, or any rule or regulation adopted thereunder or any other applicable law), and the methods by or forms in which Shares will be delivered or deemed to be delivered to Participants.

(iii)         Incentive Stock Options.    The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options (including any Stock Appreciation Right issued in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code, unless the Participant has first requested, or consents to, the change that will result in such disqualification. Thus, if and to the extent required to comply with Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:

(A)           The Option shall not be exercisable for more than ten years after the date such Incentive Stock Option is granted; provided, however, that if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and the Incentive Stock Option is granted to such Participant, the term of the Incentive Stock Option shall be (to the extent required by the Code at the time of the grant) for no more than five years from the date of grant; and

(B)           The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options granted under the Plan and all other option plans of the Company (and any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) that become exercisable for the first time by the Participant during any calendar year shall not (to the extent required by the Code at the time of the grant) exceed $100,000.

(e)           Stock Appreciation Rights.    The Committee may grant Stock Appreciation Rights to any Eligible Person in conjunction with all or part of any Option granted under the Plan or at any subsequent time during the term of such Option (a “Tandem Stock Appreciation Right”), or without regard to any Option (a “Freestanding Stock Appreciation Right”), in each case upon such terms and conditions as the Committee may establish in its sole discretion, not inconsistent with the provisions of the Plan, including the following:

(i)           Right to Payment.    A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one Share on the date of exercise over (B) the grant price of the Stock Appreciation Right as determined by the Committee. The grant price of a Stock Appreciation Right shall not be less than 100% of the Fair Market Value of a Share on the date of grant, in the case of a Freestanding Stock Appreciation Right, or less than the associated Option exercise price, in the case of a Tandem Stock Appreciation Right. Other than pursuant to Section 10(c)(i) and (ii), the Committee shall not be permitted to (A) lower the grant price per Share of a Stock Appreciation Right after it is granted, (B) cancel a Stock Appreciation Right when the grant price per Share exceeds the Fair Market Value of the underlying Shares in exchange for another Award (other than in connection with Substitute Awards), or (C) take any other action with respect to a Stock Appreciation Right that may be treated as a repricing pursuant to the applicable rules of the Listing Market, without stockholder approval.

(ii)          Other Terms.    The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Stock Appreciation Rights shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Shares will be delivered or deemed to be delivered to Participants, whether or not a Stock Appreciation Right shall be in tandem or in combination with any other Award, and any other terms and conditions of any Stock Appreciation Right.

(iii)         Tandem Stock Appreciation Rights.    Any Tandem Stock Appreciation Right may be granted at the same time as the related Option is granted or, for Options that are not Incentive Stock Options, at any time thereafter before exercise or expiration of such Option. Any Tandem Stock Appreciation Right related to an Option may be exercised only when the related Option would be exercisable and the Fair Market Value of the Shares subject to the related Option exceeds the exercise price at which Shares can be acquired pursuant to the Option. In addition, if a Tandem Stock Appreciation Right exists with respect to less than the full number of Shares covered by a related Option, then an exercise or termination of such Option shall not reduce the number of Shares to which the Tandem Stock Appreciation Right applies until the number of Shares then exercisable under such Option equals the number of Shares to which the Tandem Stock Appreciation Right applies. Any Option related to a Tandem Stock Appreciation Right shall no longer be exercisable to the extent the Tandem Stock Appreciation Right has been exercised, and any Tandem Stock Appreciation Right shall no longer be exercisable to the extent the related Option has been exercised.

(f)           Bonus Stock and Awards in Lieu of Obligations.    The Committee is authorized to grant Shares to any Eligible Persons as a bonus, or to grant Shares or other Awards in lieu of obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, including, without limitation, annual Director fees payable to a Director in the form of Shares; provided that, in the case of Eligible Persons subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Shares or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Shares or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

(g)           Dividend Equivalents.    The Committee is authorized to grant Dividend Equivalents to any Eligible Person entitling the Eligible Person to receive cash, Shares, other Awards, or other property equal in value to the regular dividends paid with respect to a specified number of Shares, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify. Any such determination by the Committee shall be made at the grant date of the applicable Award.

(h)           Performance Awards.    The Committee is authorized to grant Performance Awards to any Eligible Person payable in cash, Shares, or other Awards, on terms and conditions established by the Committee, subject to the provisions of Section 8 if and to the extent that the Committee shall, in its sole discretion, determine that an Award shall be subject to those provisions. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award. Except as provided in Section 9 or as may be provided in an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period. The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee and may be based upon the criteria set forth in Section 8(b), or in the case of an Award that the Committee determines shall not be subject to Section 8 hereof, any other criteria that the Committee, in its sole discretion, shall determine should be used for that purpose. The amount of the Award to be distributed shall be conclusively determined by the Committee. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis in a manner that does not violate the requirements of Section 409A of the Code.

(i)          Other Stock-Based Awards.    The Committee is authorized, subject to limitations under applicable law, to grant to any Eligible Person such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan. Other Stock-Based Awards may be granted to Participants either alone or in addition to other Awards granted under the Plan, and such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan. The Committee shall determine the terms and conditions of such Awards. Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(i) shall be purchased for such consideration, (including without limitation loans from the Company or a Related Entity provided that such loans are not in violation of Section 13(k) of the Exchange Act, or any rule or regulation adopted thereunder or any other applicable law) paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares, other Awards or other property, as the Committee shall determine.

7.           Certain Provisions Applicable to Awards.

(a)           Stand-Alone, Additional, Tandem, and Substitute Awards.    Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Related Entity, or any business entity to be acquired by the Company or a Related Entity, or any other right of a Participant to receive payment from the Company or any Related Entity. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Related Entity, in which the value of Shares subject to the Award is equivalent in value to the cash compensation (for example, Restricted Stock or Restricted Stock Units), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Shares minus the value of the cash compensation surrendered (for example, Options or Stock Appreciation Right granted with an exercise price or grant price “discounted” by the amount of the cash compensation surrendered), provided that any such determination to grant an Award in lieu of cash compensation must be made in a manner intended to comply with Section 409A of the Code.

(b)           Term of Awards.    The term of each Award shall be for such period as may be determined by the Committee; provided that in no event shall the term of any Option or Stock Appreciation Right exceed a period of ten years (or in the case of an Incentive Stock Option such shorter term as may be required under Section 422 of the Code).

(c)           Form and Timing of Payment Under Awards; Deferrals.    Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Related Entity upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Shares, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis, provided that any determination to pay in installments or on a deferred basis shall be made by the Committee at the date of grant. Any installment or deferral provided for in the preceding sentence shall, however, be subject to the Company’s compliance with applicable law and all applicable rules of the Listing Market, and in a manner intended to be exempt from or otherwise satisfy the requirements of Section 409A of the Code. Subject to Section 7(e) hereof, the settlement of any Award may be accelerated, and cash paid in lieu of Shares in connection with such settlement, in the sole discretion of the Committee or upon occurrence of one or more specified events (in addition to a Change in Control). Any such settlement shall be at a value determined by the Committee in its sole discretion, which, without limitation, may in the case of an Option or Stock Appreciation Right be limited to the amount if any by which the Fair Market Value of a Share on the settlement date exceeds the exercise or grant price. Installment or deferred payments may be required by the Committee (subject to Section 7(e) of the Plan, including the consent provisions thereof in the case of any deferral of an outstanding Award not provided for in the original Award Agreement) or permitted at the election of the Participant on terms and conditions established by the Committee, all in a manner that is intended to be exempt from or otherwise satisfy the requirements of Section 409A of the Code. The Committee may, without limitation, make provision for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Shares.

(d)           Exemptions from Section 16(b) Liability.    It is the intent of the Company that the grant of any Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act shall be exempt from Section 16 pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b).

(e)           Code Section 409A.

(i)           The Award Agreement for any Award that the Committee reasonably determines to constitute a Section 409A Plan, as defined in Section 7(e)(ii) hereof, and the provisions of the Plan applicable to that Award, shall be construed in a manner consistent with the applicable requirements of Section 409A of the Code, and the Committee, in its sole discretion and without the consent of any Participant, may amend any Award Agreement (and the provisions of the Plan applicable thereto) if and to the extent that the Committee determines that such amendment is necessary or appropriate to comply with the requirements of Section 409A of the Code.

(ii)           If any Award constitutes a “nonqualified deferred compensation plan” under Section 409A of the Code (a “Section 409A Plan”), then the Award shall be subject to the following additional requirements, if and to the extent required to comply with Section 409A of the Code:

(A)           Payments under the Section 409A Plan may be made only upon (u) the Participant’s “separation from service”, (v) the date the Participant becomes “disabled”, (w) the Participant’s death, (x) a “specified time (or pursuant to a fixed schedule)” specified in the Award Agreement at the date of the deferral of such compensation, (y) a “change in the ownership or effective control of the corporation, or in the ownership of a substantial portion of the assets” of the Company, or (z) the occurrence of an “unforeseeble emergency”;

(B)           The time or schedule for any payment of the deferred compensation may not be accelerated, except to the extent provided in applicable Treasury Regulations or other applicable guidance issued by the Internal Revenue Service;

(C)           Any elections with respect to the deferral of such compensation or the time and form of distribution of such deferred compensation shall comply with the requirements of Section 409A(a)(4) of the Code; and

(D)           In the case of any Participant who is “specified employee”, a distribution on account of a “separation from service” may not be made before the date which is six months after the date of the Participant’s “separation from service” (or, if earlier, the date of the Participant’s death).

For purposes of the foregoing, the terms in quotations shall have the same meanings as those terms have for purposes of Section 409A of the Code, and the limitations set forth herein shall be applied in such manner (and only to the extent) as shall be necessary to comply with any requirements of Section 409A of the Code that are applicable to the Award.

(iii)           Notwithstanding the foregoing, or any provision of this Plan or any Award Agreement, the Company does not make any representation to any Participant or Beneficiary that any Awards made pursuant to this Plan are exempt from, or satisfy, the requirements of, Section 409A, and the Company shall have no liability or other obligation to indemnify or hold harmless the Participant or any Beneficiary for any tax, additional tax, interest or penalties that the Participant or any Beneficiary may incur in the event that any provision of this Plan, or any Award Agreement, or any amendment or modification thereof, or any other action taken with respect thereto, is deemed to violate any of the requirements of Section 409A.

8.          Code Section 162(m) Provisions.

(a)           Covered Employees.    Unless otherwise specified by the Committee, the provisions of this Section 8 shall be applicable to any Performance Award granted to an Eligible Person who is, or is likely to be, as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee.

(b)           Performance Criteria.    If a Performance Award is subject to this Section 8, then the payment or distribution thereof or the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be contingent upon achievement of one or more objective performance goals. Performance goals shall be objective and shall otherwise meet the requirements of Section 162(m) of the Code and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” One or more of the following business criteria for the Company, on a consolidated basis, and/or for Related Entities, or for business or geographical units of the Company and/or a Related Entity (except with respect to the total shareholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for such Awards: (1) earnings per share; (2) revenues or margins; (3) cash flow; (4) operating margin; (5) return on net assets, investment, capital, or equity; (6) economic value added; (7) direct contribution; (8) net income; pretax earnings; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings after interest expense and before extraordinary or special items; operating income or income from operations; income before interest income or expense, unusual items and income taxes, local, state or federal and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of the Company; (9) working capital; (10) management of fixed costs or variable costs; (11) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures; (12) total shareholder return; (13) debt reduction; (14) market share; (15) entry into new markets, either geographically or by business unit; (16) client retention and satisfaction; (17) strategic plan development and implementation, including turnaround plans; and/or (18) the Fair Market Value of a Share. Any of the above goals may be determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee. In determining the achievement of the performance goals, unless otherwise specified by the Committee at the time the performance goals are set, the Committee shall exclude the impact of any (i) restructurings, discontinued operations, extraordinary items (as defined pursuant to generally accepted accounting principles), and other unusual or non-recurring charges, (ii) event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, (iii) change in accounting standards required by generally accepted accounting principles; or (iv) such other exclusions or adjustments as the Committee specifies at the time the Award is granted.

(c)           Performance Period; Timing For Establishing Performance Goals.    Achievement of performance goals in respect of Performance Awards shall be measured over a Performance Period no shorter than 12 months and no longer than five years, as specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any Performance Period applicable to such Performance Awards, or at such other date as may be required or permitted for “performance-based compensation” under Section 162(m) of the Code.

(d)           Adjustments. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with Awards subject to this Section 8, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of an Award subject to this Section 8. The Committee shall specify the circumstances in which such Awards shall be paid or forfeited in the event of termination of Continuous Service by the Participant prior to the end of a Performance Period or settlement of Awards.

(e)           Committee Certification. No Participant shall receive any payment under the Plan that is subject to this Section 8 unless the Committee has certified, by resolution or other appropriate action in writing, that the performance criteria and any other material terms previously established by the Committee or set forth in the Plan, have been satisfied to the extent necessary to qualify as "performance based compensation" under Section 162(m) of the Code.

9.           Change in Control.

(a)           Effect of “Change in Control”.    If and only to the extent provided in any employment or other agreement between the Participant and the Company or any Related Entity, or in any Award Agreement, or to the extent otherwise determined by the Committee in its sole discretion and without any requirement that each Participant be treated consistently, upon the occurrence of a “Change in Control,” as defined in Section 9(b):

(i)          Any restrictions, deferral of settlement, and forfeiture conditions applicable to a Restricted Stock Award, Restricted Stock Unit Award or an Other Stock-Based Award subject only to future service requirements granted under the Plan shall lapse and such Awards shall be deemed fully vested as of the time of the Change in Control, except to the extent of any waiver by the Participant and subject to applicable restrictions set forth in Section 10(a) hereof.

(ii)          Any Option or Stock Appreciation Right that was not previously vested and exercisable as of the time of the Change in Control, shall become immediately vested and exercisable, subject to applicable restrictions set forth in Section 10(a) hereof.

(iii)          With respect to any outstanding Award subject to achievement of performance goals and conditions under the Plan, the Committee may, in its discretion, deem such performance goals and conditions as having been met as of the date of the Change in Control.

(b)           Definition of “Change in Control”.    Unless otherwise specified in any employment agreement between the Participant and the Company or any Related Entity, or in an Award Agreement, a “Change in Control” shall mean the occurrence of any of the following:

(i)          The acquisition by any Person of Beneficial Ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of either (A) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this Section 9(b), the following acquisitions shall not constitute a Change in Control: (w) any acquisition directly from the Company; (x) any acquisition by the Company; (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary; or (z) any acquisition by any corporation pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (iii) below; or

(ii)          During any period of two (2) consecutive years (not including any period prior to the Effective Date) individuals who constitute the Board on the Effective Date (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(iii)           Consummation of a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Company or any of its Subsidiaries, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity by the Company or any of its Subsidiaries (each a “Business Combination”), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of, respectively, the then outstanding shares of Common Stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, fifty percent (50%) or more of, respectively, the then outstanding shares of Common Stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (C) at least a majority of the members of the Board of Directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(iv)          Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

10.          General Provisions.

(a)           Compliance With Legal and Other Requirements.    The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Shares or payment of other benefits under any Award until completion of such registration or qualification of such Shares or other required action under any federal or state law, rule or regulation, listing or other required action with respect to the Listing Market, or compliance with any other obligation of the Company, as the Committee, may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Shares or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.

(b)           Limits on Transferability; Beneficiaries.    No Award or other right or interest granted under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party, or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than Incentive Stock Options and Stock Appreciation Rights in tandem therewith) may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers are permitted by the Committee pursuant to the express terms of an Award Agreement (subject to any terms and conditions which the Committee may impose thereon). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

(c)           Adjustments.

(i)           Adjustments to Awards.    In the event that any extraordinary dividend or other distribution (whether in the form of cash, Shares, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Shares and/or such other securities of the Company or any other issuer, then the Committee shall, in such manner as it may deem equitable, substitute, exchange or adjust any or all of (A) the number and kind of Shares which may be delivered in connection with Awards granted thereafter, (B) the number and kind of Shares by which annual per-person Award limitations are measured under Section 4 hereof, (C) the number and kind of Shares subject to or deliverable in respect of outstanding Awards, (D) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award, and (E) any other aspect of any Award that the Committee determines to be appropriate.

(ii)           Adjustments in Case of Certain Transactions.    In the event of any merger, consolidation or other reorganization in which the Company does not survive, or in the event of any Change in Control, any outstanding Awards may be dealt with in accordance with any of the following approaches, without the requirement of obtaining any consent or agreement of a Participant as such, as determined by the agreement effectuating the transaction or, if and to the extent not so determined, as determined by the Committee: (a) the continuation of the outstanding Awards by the Company, if the Company is a surviving entity, (b) the assumption or substitution for, as those terms are defined below, the outstanding Awards by the surviving entity or its parent or subsidiary, (c) full exercisability or vesting and accelerated expiration of the outstanding Awards, or (d) settlement of the value of the outstanding Awards in cash or cash equivalents or other property followed by cancellation of such Awards (which value, in the case of Options or Stock Appreciation Rights, shall be measured by the amount, if any, by which the Fair Market Value of a Share exceeds the exercise or grant price of the Option or Stock Appreciation Right as of the effective date of the transaction). For the purposes of this Agreement, an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Stock-Based Award shall be considered assumed or substituted for if following the Change in Control the Award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Stock-Based Award immediately prior to the Change in Control, on substantially the same vesting and other terms and conditions as were applicable to the Award immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change in Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the transaction constituting a Change in Control is not solely common stock of the successor company or its parent or subsidiary, the Committee may, with the consent of the successor company or its parent or subsidiary, provide that the consideration to be received upon the exercise or vesting of an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Stock-Based Award, for each Share subject thereto, will be solely common stock of the successor company or its parent or subsidiary substantially equal in fair market value to the per share consideration received by holders of Shares in the transaction constituting a Change in Control. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding. The Committee shall give written notice of any proposed transaction referred to in this Section 10(c)(ii) at a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after the approval of such transaction), in order that Participants may have a reasonable period of time prior to the closing date of such transaction within which to exercise any Awards that are then exercisable (including any Awards that may become exercisable upon the closing date of such transaction). A Participant may condition his exercise of any Awards upon the consummation of the transaction.

(iii)           Other Adjustments.    The Committee (and the Board if and only to the extent such authority is not required to be exercised by the Committee to comply with Section 162(m) of the Code) is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards, or performance goals and conditions relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any Related Entity or any business unit, or the financial statements of the Company or any Related Entity, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee's assessment of the business strategy of the Company, any Related Entity or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that such authority or the making of such adjustment would cause Options, Stock Appreciation Rights, Performance Awards granted pursuant to Section 8 hereof to Participants designated by the Committee as Covered Employees and intended to qualify as “performance-based compensation” under Code Section 162(m) and the regulations thereunder to otherwise fail to qualify as “performance-based compensation” under Code Section 162(m) and regulations thereunder. Adjustments permitted hereby may include, without limitation, increasing the exercise price of Options and Stock Appreciation Rights, increasing performance goals, or other adjustments that may be adverse to the Participant. Notwithstanding the foregoing, no adjustments may be made with respect to any Performance Awards subject to Section 8 if and to the extent that such adjustment would cause the Award to fail to qualify as “performance-based compensation” under Section 162(m) of the Code.

(d)          Taxes.    The Company and any Related Entity are authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Shares, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company or any Related Entity and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

(e)          Changes to the Plan and Awards.    The Board may amend, alter, suspend, discontinue or terminate the Plan, or the Committee's authority to grant Awards under the Plan, without the consent of stockholders or Participants (including in a manner adverse to the rights of a Participant under an outstanding Award), except that any amendment or alteration to the Plan shall be subject to the approval of the Company's stockholders not later than the annual meeting next following such Board action if such stockholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 or Code Section 162(m)) or the rules of the Listing Market, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to stockholders for approval. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award Agreement relating thereto.

(f)           Limitation on Rights Conferred Under Plan.    Neither the Plan nor any action taken hereunder or under any Award shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a Related Entity; (ii) interfering in any way with the right of the Company or a Related Entity to terminate any Eligible Person's or Participant's Continuous Service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and Employees, or (iv) conferring on a Participant any of the rights of a stockholder of the Company or any Related Entity including, without limitation, any right to receive dividends or distributions, any right to vote or act by written consent, any right to attend meetings of stockholders or any right to receive any information concerning the Company’s or any Related Entity’s business, financial condition, results of operation or prospects, unless and until such time as the Participant is duly issued Shares on the stock books of the Company or any Related Entity in accordance with the terms of an Award. None of the Company, its officers or its directors shall have any fiduciary obligation to the

Participant with respect to any Awards unless and until the Participant is duly issued Shares pursuant to the Award on the stock books of the Company in accordance with the terms of an Award. Neither the Company, nor any Related Entity, nor any of the their respective officers, directors, representatives or agents is granting any rights under the Plan to the Participant whatsoever, oral or written, express or implied, other than those rights expressly set forth in this Plan or the Award Agreement.

(g)           Unfunded Status of Awards; Creation of Trusts.    The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Shares pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give any such Participant any rights that are greater than those of a general creditor of the Company or Related Entity that issues the Award; provided that the Committee may authorize the creation of trusts and deposit therein cash, Shares, other Awards or other property, or make other arrangements to meet the obligations of the Company or Related Entity under the Plan. Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee may specify and in accordance with applicable law.

(h)           Nonexclusivity of the Plan.    Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable including incentive arrangements and awards which do not qualify under Section 162(m) of the Code.

(i)           Payments in the Event of Forfeitures; Fractional Shares.    Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(j)           Governing Law.    Except as otherwise provided in any Award Agreement, the validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award Agreement shall be determined in accordance with the laws of the State of Delaware without giving effect to principles of conflict of laws, and applicable federal law.

(k)           Non-U.S. Laws.    The Committee shall have the authority to adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Related Entities may operate to assure the viability of the benefits from Awards granted to Participants performing services in such countries and to meet the objectives of the Plan.

(l)           Plan Effective Date and Stockholder Approval; Termination of Plan.    The Plan shall become effective on the Effective Date, subject to approval, within 12 months of its adoption by the Board, by stockholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Sections 162(m) (if applicable) and 422, Rule 16b-3 under the Exchange Act (if applicable), applicable requirements under the rules of any stock exchange or automated quotation system on which the Shares may be listed or quoted, and other laws, regulations, and obligations of the Company applicable to the Plan. Awards may be granted subject to stockholder approval, but may not be exercised or otherwise settled in the event the stockholder approval is not obtained. The Plan shall terminate at the earliest of (a) such time as no Shares remain available for issuance under the Plan, (b) termination of this Plan by the Board, or (c) the tenth anniversary of the Stockholder Approval Date. Awards outstanding upon expiration of the Plan shall remain in effect until they have been exercised or terminated, or have expired.

EPOCH HOLDING CORPORATION 640 FIFTH AVENUE NEW YORK, NY 10019 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/ephc2012 You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: M50401-P30616 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. EPOCH HOLDING CORPORATION The Board of Directors recommends you vote For Withhold For All All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. FOR the following: 1. Election of Directors Nominees: 01) Allan R. Tessler 05) John L. Cecil 02) William W. Priest 06) Peter A. Flaherty 03) Enrique R. Arzac 07) Timothy T. Taussig 04) Jeffrey L. Berenson The Board of Directors recommends you vote FOR the following proposals: For Against Abstain 2. To approve, in a non-binding advisory vote, the compensation of the Company’s named executive officers. 3. To approve the Epoch Holding Corporation 2012 Long-Term Incentive Compensation Plan. 4. To ratify the appointment of CF & Co., L.L.P. as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2013. NOTE: To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements of the Annual Meeting. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report on Form 10-K is available at www.proxyvote.com.

M50402-P30616

EPOCH HOLDING CORPORATION

Annual Meeting of Stockholders

November 28, 2012 11:30 AM EST

This proxy is solicited by the Board of Directors

The undersigned stockholder of Epoch Holding Corporation, a Delaware corporation (the “Company”) hereby appoints Allan R. Tessler and Adam Borak, or either of them, voting singly, in the absence of others, as his/her/its attorney(s) and proxy(ies), with full power of substitution and revocation, to vote, as designated on the reverse side, all of the shares of Common Stock that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company on Wednesday, November 28, 2012,or any adjournments or postponements thereof, in accordance with the instructions provided herewith. Any and all proxies heretofore given are hereby revoked.

This proxy, when properly executed, will be voted as directed herein. If no specification is made, this proxy will be voted “FOR” proposals 1, 2, 3 and 4.

Continued and to be signed on reverse side